UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant  ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DEVON ENERGY CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐   Fee paid previously with preliminary materials.
☐   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

INTEGRITY
DEFINES THE CORE OF EVERY RELATIONSHIP WE HAVE
DEVON

2025 PROXY STATEMENT
& Notice of Annual Meeting

devon

A Message to Our Stockholders
From the Chair of the Board and President and CEO

Dear Fellow Stockholders,
Since its founding over fifty years ago, Devon has been a leader in developing solutions for the energy needs in the world. This requires a mindset that recognizes opportunities. This also requires a focus on our conviction that the world will continue to need affordable and reliable supplies of energy for the foreseeable future, including energy derived from our core business: the exploration and production of oil, natural gas, and natural gas liquids.
Over the past year, Devon completed a multi-year leadership transition process that positions the Company for new opportunities. Rick Muncrief—a 45-year veteran and leader in the industry—retired as President and CEO and as a member of the Board in March. Rick was a one-of-a-kind leader: His vision and technical acumen were instrumental in propelling our success following the transformational merger of Devon and WPX Energy in 2021. We are thankful for Rick’s service as well as that of our retiring director, John Krenicki Jr. Throughout his seven years on the Board, John provided thoughtful and candid strategic advice. As anticipated, John Bethancourt became Board Chair in July. John succeeded Barbara Baumann who remains on the Board.
In naming Clay Gaspar as Devon’s new President and CEO and as a member of the Board, the Board recognized Clay’s deep operational experience with Devon’s assets, technical expertise, and preparedness to lead a complex organization like Devon. Clay is ready to build on the significant operational momentum generated in 2024 and lead the Company to new success. This Proxy Statement provides additional background on the Board’s succession planning process that culminated in Clay’s appointment.
In 2024, Devon generated some of the best operational results in the Company’s history. The Company averaged 848,000 oil-equivalent barrels per day in the fourth quarter, which represents a record level for the Company. Those outstanding results include the successful integration of the Willison Basin assets acquired from Grayson Mill Energy in September. The Company continues to be focused on stockholder returns and the new Willison Basin assets underscore that commitment: The transaction was immediately accretive to Devon’s key per-share financial measures, including earnings, cash flow, free cash flow, and net asset value, and the Company announced an expansion of its stock-repurchase authorization by 67 percent to $5 billion through mid-year 2026. Devon subsequently raised its quarterly fixed dividend rate by 9 percent to $0.24 per share for the first quarter of 2025, which aligns with the Company’s strategic priority of delivering value to stockholders through a sustainable, annually growing fixed dividend.
Clay and the Board are aligned on the strategic priorities of the Company and the opportunity that a leadership transition creates for identifying new ways to drive future success. In January, the Company announced key updates to Devon’s leadership team that reflect Clay’s vision for the Company: Appointing our Senior Vice President, E&P Asset Management, Senior Vice President, E&P Operations, and Senior Vice President and Chief Technology Officer highlights Clay’s emphasis on operational excellence and technological savvy. A duration-focused company must nourish the dual objectives embedded in those roles: Devon strives for constant operational improvement while continuing to innovate, develop, and embrace the technologies that will unlock even greater value for our stockholders. Our leadership team continues to prioritize our commitment to high-quality corporate governance and strategic decision-making practices that promote long-term value for our investors. We maintain an ongoing focus on risk management, including addressing matters related to the environment, the health, safety, and success of our people, and the vitality of the communities in which we operate. We invite you to review this Proxy Statement and the materials on our website to learn more about the values we adhere to and the positive impact we make.
We are excited about Devon’s future. We respectfully ask for your voting support for the items described in more detail in the materials that follow.
Sincerely,

John Bethancourt Independent Chair of the Board	Clay Gaspar President and CEO

Devon Energy Corporation
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time	Location	Record Date
Wednesday, June 4, 2025 8:00 a.m. (Central Time)	Online at: www.virtualshareholdermeeting.com/DVN2025	Thursday, April 10, 2025
Meeting Agenda
Stockholders will be asked to vote on the following matters at the 2025 Annual Meeting of Stockholders (Annual Meeting):
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditor for 2025	Vote FOR	30
Item 3.	Approve, in an advisory vote, executive compensation	Vote FOR	35
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	Vote AGAINST	72
Your Vote Is Important
We encourage you to vote your shares of Devon Energy Corporation common stock in any of the following ways:

Online Before the meeting you may vote your shares through the Internet by following the directions on your proxy card. Internet voting is available 24 hours a day. To vote online, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

Phone Call 1-800-690-6903 from a touch-tone phone and follow the voice instructions. To vote by phone, you will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials.

Mail If you received a proxy card by mail, you can complete, sign, and date the form and return it by mail using the postage-paid envelope included in your package.

At The Meeting Stockholders as of April 10, 2025, can vote at the meeting by visiting www.virtualshareholdermeeting.com/DVN2025. To vote at the meeting, you will need the control number included on your proxy card or Notice of Internet Availability of Proxy Materials. Online check-in will begin at 7:45 a.m. Central Time.

If you are a non-registered stockholder, please refer to the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you to vote in advance of the meeting.

Devon Energy Corporation
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS (cont.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 4, 2025:
Our 2025 Proxy Materials, including the 2025 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024, are available at www.proxydocs.com/dvn.
Each stockholder of record as of the close of business on April 10, 2025 (the record date) is entitled to receive notice of, attend, submit questions, and vote at the meeting. A Notice of Internet Availability of Proxy Materials or proxy card is being mailed beginning on or about April 23, 2025, to each stockholder of record as of the record date. A complete list of stockholders entitled to vote during the Annual Meeting will be available to our stockholders during ordinary business hours for a period of 10 days prior to the Annual Meeting at our principal offices located at 333 W. Sheridan Ave., Oklahoma City, Oklahoma.
For specific information, please refer to the section “Frequently Asked Questions About the Annual Meeting” beginning on page 76.
BY ORDER OF THE BOARD OF DIRECTORS
Christopher J. Kirt Vice President Corporate Governance and Secretary Oklahoma City, Oklahoma April 23, 2025
NYSE: DVN
www.devonenergy.com
Devon Energy Corporation
333 W. Sheridan Ave.
Oklahoma City, OK 73102-5015
405-235-3611

Proxy Statement Table of Contents

1	Proxy Summary
7	Agenda Item 1. Election of Directors
8	Our Board
8	Who We Are (Our Nominees for Election)
8	Biographies
13	Director Skills and Experience
14	Board Appointment and Selection Process
14	Director Orientation and Continuing Education
16	Director Compensation
16	Annual Retainers
16	Equity Awards to Directors
17	Total Compensation for Non-Management Directors for 2024
17	Compensation Committee Interlocks and Insider Participation
18	How We are Selected, Comprised, and Evaluated
19	Governance, Environmental, and Public Policy Committee Report
21	How We Are Governed and Govern
21	Committees
24	Director Independence
25	Related Person Transactions
26	Board Leadership Structure
27	Board and Committee Evaluations
28	Board Involvement in Risk Oversight
28	High-Level Oversight and Coordination of Sustainability Program
29	How to Communicate With Us
30	Agenda Item 2. Ratification of Independent Auditor for 2025
31	Our Controls and Compliance
31	Audit Committee Report
32	Fees to Independent Auditor
32	Audit Committee Pre-Approval Policies and Procedures
32	Audit Committee Financial Expertise
33	Reserves Committee Report
34	Our Company
34	Who We Are (Our Officers)
35	Agenda Item 3. Approve, in an Advisory Vote, Executive Compensation
36	Executive Compensation
36	Compensation Discussion and Analysis
37	Introduction
38	Executive Summary
40	Elements of 2024 Compensation
46	Compensation Process Background
48	Additional Benefits and Compensation Information
51	Compensation Committee Report
52	Summary Compensation Table
53	Grants of Plan-Based Awards
54	Outstanding Equity Awards at Fiscal Year End
55	Option Exercises And Stock Vested During 2024
55	Pension Benefits
56	Benefit Plans
56	Defined Benefit Plan
56	Normal Retirement
56	Defined Contribution Plan — 401(k) Plan
58	Nonqualified Deferred Compensation Plan
58	Supplemental Contribution Restoration Plans
59	Potential Payments Upon Termination or Change in Control
59	Accrued Payments Upon Termination of Employment
59	Rights Upon Termination for Death or Disability
59	Rights Upon Termination Without Cause and Constructive Discharge
60	Termination Following a Change in Control
60	Payment Conditions
60	Long-Term Incentive Awards
61	Potential Payments Upon Termination or Change in Control Tables
62	CEO Pay Ratio
63	Pay Versus Performance Disclosure
68	Equity Compensation Plan Information
69	Our Stockholders
69	Security Ownership of Certain Beneficial Owners and Management
69	Security Ownership of Certain Beneficial Owners
70	Security Ownership of Management
71	Section 16(a) Beneficial Ownership Reporting Compliance
71	Insider Trading Policy and Hedging and Pledging Guidelines
72	Agenda Item 4. Stockholder Proposal
75	Submission of Stockholder Proposals and Nominations
76	Frequently Asked Questions About the Annual Meeting
80	Other Matters
81	Forward-Looking Statements
A-1	Appendix A. Explanation and Reconciliation of Non-GAAP Financial Measures
Frequently Asked Questions | Pages 76-79
76	Board of Directors’ Voting Recommendations, Voting, Online and Paper Proxy Materials
77	Householding of Proxy Materials Attending the Annual Meeting Can I Change My Vote? Voting Tabulation and What Constitutes a Quorum
78	Voting Requirements for Approval of Proposals Withheld Votes, Abstentions and Non-Broker Votes Voting Instructions, Solicitation Expenses, Voting Results
79	Independent Auditor Availability at Annual Meeting Company Contact Information
All references in this Proxy Statement to we, our, us, Devon, or the Company refer to Devon Energy Corporation.

Devon Energy Corporation
PROXY SUMMARY

This summary highlights information described in other parts of this Proxy Statement and does not contain all of the information you should consider in voting. Please read the entire Proxy Statement before voting. For more complete information regarding our 2024 financial and operating performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which accompanies this Proxy Statement. This Proxy Statement references a variety of publications and other materials available on the Company’s website. These references are provided solely for the information of interested stockholders and are not incorporated by reference in this Proxy Statement.
Annual Meeting of Stockholders
Date and Time	Location	Record Date
Wednesday, June 4, 2025 8:00 a.m. (Central Time)	Online at: www.virtualshareholdermeeting.com/DVN2025	Thursday, April 10, 2025
Voting Matters
Stockholders will be asked to vote on the following matters at the Annual Meeting:
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditor for 2025 The Audit Committee has appointed KPMG to serve as Devon’s independent registered public accounting firm for 2025 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	30
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	35
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting The Board believes that the actions requested by the proponent are not in the best interest of our stockholders.	Vote AGAINST	72

1| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)
Our Company and Assets
Based in Oklahoma City, Devon employs approximately 2,300 people across our onshore oil, natural gas liquids, and natural gas assets located in New Mexico, Texas, Oklahoma, North Dakota, Montana, and Wyoming. Our Company is a leading unconventional oil producer in the United States, with an asset base underpinned by a premium acreage position in the economic core of the Delaware Basin, which is located in the most prolific geologic basin for oil in the United States.
Portfolio Built to Deliver Sustainable Performance

PREMIER MULTI-BASIN PORTFOLIO

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Acreage located in top US resource plays

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Underpinned by world-class Delaware Basin position

DIVERSIFIED COMMODITY MIX

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Balanced exposure to oil & natural gas production

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Access to premium markets improves realized prices on production

OPERATING SCALE ENHANCES PROFITABILITY

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Low-cost structure drives differentiated margins

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Track record of improving efficiencies & lowering cost of supply

DEEP INVENTORY OF REPEATABLE OPPORTUNITIES

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Multi-year low-risk development inventory

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Resource upside from ongoing appraisal and exploration activity

2| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

Our Strategy
Our business strategy is focused on delivering a consistently competitive stockholder return among our peer group. Because the business of exploring for, developing, and producing oil and natural gas is capital intensive, delivering sustainable, capital efficient cash flow growth is a key tenet to our success. While our cash flow is highly dependent on volatile and uncertain commodity prices, we pursue our strategy throughout all commodity price cycles by focusing on the following strategic priorities:

Operating excellence
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Operating safely, reliably, and in an environmentally responsible manner

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Embrace innovative thinking and technology to improve business performance

Advantaged asset portfolio
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Diversified multi-basin portfolio in top U.S. resource plays

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High-quality inventory depth underpins long-term sustainability

Maintaining financial strength and flexibility
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Disciplined reinvestment to maximize free cash flow

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Protecting our investment-grade credit ratings

Delivering value to stockholders
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Dedicated to sustainable, annual growth in fixed dividend

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Enhancing return of capital with a share buyback program

Cultivating a culture to succeed
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Valuing and investing in our employees

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Being a good steward in the communities in which we operate

Our Operating and Financial Performance
Devon posted exceptionally strong operating results in 2024 and exited the year in a strong financial position. The Company’s diversified, multi-basin portfolio delivered productivity across its assets, with the Rockies and Eagle Ford exceeding estimates in the fourth quarter due to strong new well productivity and solid base performance. Devon increased its operating scale and economic drilling inventory with the acquisition of the Williston Basin business of Grayson Mill Energy. The Company also continued to deliver returns to stockholders through dividends and share repurchases. Below are highlights:

3| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

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Delivered $2.9 billion of net earnings, or $4.56 per share; $3.1 billion of core earnings, or $4.82 per share.

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Produced record performance of 737,000 barrels of oil equivalent production per day, including 347,000 barrels of oil per day which is an 8% year-over-year increase.

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Generated $6.6 billion of operating cash flow and $3.0 billion of free cash flow.

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Returned $2.0 billion to stockholders through dividends and share repurchases, and the Board approved a 9% increase to the quarterly fixed dividend in 2025 to $0.24 per share.

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Outperformed on health and safety targets for the year, with significant year-over-year improvement posted on key metrics.

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Exited 2024 with $3.8 billion of liquidity, including $0.8 billion of cash.

Our Values
Our Company is guided by strong values—integrity, relationships, courage, and results.
Corporate Governance Centered on Strategy, Risk-Management, and Responsible Governance Practices
Devon recognizes that high standards for corporate governance are required to promote long-term value for our investors. Our Board focuses on effective strategic decision-making and risk management practices as it oversees our business. This Proxy Statement details our corporate governance framework and profile. Below we highlight features of our Board composition:

91% Independence – Ten of Devon’s 11 Current Directors qualify as independent under New York Stock Exchange (NYSE) and Securities and Exchange Commission (SEC) standards. We believe that independent board members bring fresh perspectives and a range of skills to their oversight of the Company.
Independent Board Chair – In July 2024, John Bethancourt became Devon’s Board Chair. Mr. Bethancourt’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles.
Average Tenure of 6 Years – Our Board nominees have an average tenure on the Board of 6 years, which provides a balance of experience and fresh perspectives.
Skills and Competencies – Our Director nominees have skills and competencies that are highly relevant for a company with Devon’s profile. Our Board has significant leadership experience in key areas for an energy company.

4| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

Our Environmental Performance Targets and Progress
We know that strong environmental performance is essential to protecting the communities in which we live and operate, managing risk, and generating long-term value for stakeholders. Devon has established environmental performance targets focused on reducing the carbon intensity of our operations, minimizing freshwater use, and engaging constructively with our value chain. These targets reflect our dedication and commitment to achieving meaningful emissions reductions while pursuing our ultimate goal of net zero GHG emissions for Scope 1 and 2 by 2050. We invite you to access our 2024 Sustainability Report at www.devonenergy.com to evaluate our progress on the targets. Below are highlights from the Report:
Environment

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Reduced methane emissions by 52% and methane emissions intensity by 57% in 2023 compared to 2019.

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Reduced flared volumes by 83% and flared volume intensity by 82% in 2023 compared to 2019.

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Used 83 million barrels of recycled water in 2023, an increase of 15% compared to 2022.

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As reflected in the Compensation Discussion and Analysis of this Proxy Statement, the Company achieved corporate goals for 2024 for year-over-year reductions in Company-wide methane emissions intensity, methane emissions detections, and spill rates. Additional information will be provided in our 2025 Sustainability Report, which will be published later in the year.

Community and Employee Focus
Investing in Our Communities and Employees
To be a socially responsible operator, Devon focuses on building strong, safe communities and an educated workforce. We invest in aspects of community life where we can have the greatest impact, while aligning with Devon’s values and business goals: STEM (science, technology, engineering, and math) education, public safety, social services, and vibrancy in the communities where we operate. Below are highlights from our 2024 Sustainability Report.

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Invested $1.2 million in STEM education in 2023.

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Opened STEM centers in 23 elementary schools and four middle schools, bringing our total to 161 STEM centers across the company since 2021.

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Impacted 121,606 students and 5,845 teachers through our STEM investments.

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Donations under our Employee Gift Match Program and annual Give for Good campaign, plus the Devon match for those donations, totaled $2.7 million.

Our Culture
A part of the Devon culture is to value differences, include and encourage others, and ensure all employees are able to perform at their best. We cultivate an open, supportive, and respectful workplace where our employees can feel a sense of belonging. When we bring together a variety of experiences and challenge ourselves to think differently, we believe it leads to innovation and creative problem-solving. Devon also engages with our communities to understand how we can make a difference beyond our workplace.

5| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
PROXY SUMMARY (cont.)

Our culture beliefs:
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We believe it is foundational to Devon’s success now and in the future that our team include people with a variety of backgrounds, perspectives, experiences, and abilities.

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We believe fairness is at the core of our culture, policies, and practices, and strive for all employees to have access to opportunities.

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We believe in relationships and will ensure all employees feel seen, valued, heard, and connected.

Cybersecurity
With global cybersecurity threats and Devon’s digital technology use both increasing, we focus on protecting our networks, systems, and the significant amount of data we use to run our business. Devon invests in advanced tools and processes to help safeguard our technology, operate our business safely and reliably, manage risk, and deliver results.
A culture of prevention and compliance is central to our digital security. All employees take cybersecurity awareness training during onboarding and through annual refresher training. Through ongoing efforts to educate employees to recognize increasingly sophisticated threats like malware, ransomware, and phishing attempts, we are heightening digital security awareness in our workforce.
To Mitigate Cybersecurity Risk, We:

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Make efforts to align our corporate information security policy and program with the National Institute of Standards and Technology (NIST) Cybersecurity Framework for risk assessment.

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Require and pay for Devon security operations team professionals to earn industry certifications in security essentials and incident handling.

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Provide training, recognition, and enforcement to enhance our culture of prevention.

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Use leading practices in our external-facing website.

Additional Reporting
We invite you to review our most recent Sustainability Report, Climate Change Assessment Report, Political Activity and Lobbying Report, and other reports and documents available on our website: www.devonenergy.com.

6| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Devon Energy Corporation
AGENDA ITEM 1. ELECTION OF DIRECTORS

Our Board has nominated ten directors for election at the Annual Meeting. Each Director will serve for a term ending at the next Annual Meeting and until his or her successor is duly elected and qualified, subject to such Director’s earlier death, disqualification, resignation, or removal. All nominees are currently Devon Directors.
Within each nominee’s biography and the matrix on page 13, we have highlighted the notable qualifications, experience, and skills that contributed to his or her selection as a nominee to our Board.
We have no reason to believe that any of the nominees for Director will be unable to serve if elected. However, if any of these nominees becomes unavailable, the persons named in the proxy intend to vote for any alternate designated by the current Board. Proxies cannot be voted for a greater number of persons than the nominees named.
Our Board of Directors recommends that stockholders vote “FOR” the election of the director nominees listed in the pages that follow.

7| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE

Our Nominees for Election
Devon Board Service ■ Chair of the Board	John E. Bethancourt | Chair of the Board	AGE: 73 | DIRECTOR SINCE: 2014

John E. Bethancourt joined the board of directors in January 2014 and became Board Chair in July 2024. He is a retired Chevron executive, serving most recently as executive vice president for technology and services, where he oversaw Chevron’s environmental, health and safety efforts, major project management, procurement and mining operations. Bethancourt began his career with Getty Oil Co. in 1974 and joined Texaco Inc. through a 1984 merger. He earned a bachelor’s degree in petroleum engineering from Texas A&M University.
Qualifications
Mr. Bethancourt is an experienced and accomplished leader. His broad competencies in matters impacting the energy industry strengthen the collective capabilities of the Board. His experience in areas relating to human resources, environmental matters, and energy-related infrastructure has provided valuable perspectives for the Board.
Principal occupation or employment:
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Former Executive Vice President for Technology and Services, Chevron

Certain other directorships:
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Previously served on the board of trustees of the Texas A&M Foundation

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Past director of the Society of Petroleum Engineers

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Former director of the National Action Council for Minorities in Engineering, Inc.

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

Devon Board Service ■ Compensation ■ Governance, Environmental, and Public Policy	Barbara M. Baumann	AGE: 69 | DIRECTOR SINCE: 2014

Barbara M. Baumann joined the board of directors in January 2014 and served as Devon’s Board Chair from January 2023 to July 2024. She is president of Cross Creek Energy Corp., an energy investments firm. She is currently on the board of National Fuel Gas Company and serves on the audit and financing committees. Baumann became chair of the independent board of trustees of the Putnam Mutual Funds in July 2024 after serving as vice-chair starting in 2022. Baumann also serves on the advisory council for First Reserve Corp., a private equity firm focused on energy. She is a member of the board of one of First Reserve Corp.’s portfolio companies, IOG Resources. Previously, Baumann served in various areas of finance and operations during an 18-year career with Amoco (later BP Amoco). Those roles included chief financial officer of Ecova Corp., Amoco’s wholly owned environmental-remediation unit, and vice president of Amoco’s San Juan Basin business unit. She earned a bachelor’s degree from Mount Holyoke College and a master’s in business administration from the Wharton School of the University of Pennsylvania.
Qualifications
Ms. Baumann brings to the Board her extensive knowledge of financial matters and the energy industry and her experience as an accomplished leader and business professional. Her history with board service, including as a member and leader on Devon’s Board, and insights on investor focus areas deepen our Board’s understanding of governance-related matters.
Principal occupation or employment:
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President and Owner, Cross Creek Energy Corporation

Certain other directorships:
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National Fuel Gas Company. Serves on the audit and financing committees

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Putnam Mutual Funds (Chair, independent board of trustees)

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First Reserve Corporation (advisory council)

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IOG Resources

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

8| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Devon Board Service ■ Compensation ■ Governance, Environmental, and Public Policy	Ann G. Fox	AGE: 48 | DIRECTOR SINCE: 2019

Ann G. Fox joined the board of directors in June 2019. She is president, chief executive officer, and a board member of Nine Energy Service, Inc. (Nine), a Houston-based oilfield services company. Fox joined Nine in 2013 and previously served as chief financial officer and vice president of strategic development. Prior to joining Nine, she worked for SCF Partners, a private equity firm supporting the oilfield services and equipment industries. Fox also has experience as an investment banking analyst and as a Marine, where she served several tours of duty in Iraq on a team that reported directly to Gen. David Petraeus. She received a bachelor’s degree in diplomacy and security in world affairs from Georgetown University and a master’s in business administration from Harvard University. Fox currently serves on the board of the American Petroleum Institute, the board of advisors of Rice University’s Baker Institute, and the board of trustees of Groton School.
Qualifications
Ms. Fox brings to the Board her significant and unique career experiences, knowledge of the energy industry and capital markets, and perspective as a leader. Her recognition of upstream business and operational developments contributes to the Board’s overall performance.
Principal occupation or employment:
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President and Chief Executive Officer, Nine Energy Service, Inc.

Certain other directorships:
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Nine Energy Service, Inc.

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American Petroleum Institute

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Baker Institute (board of advisors)

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Groton School

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

Devon Board Service ■ Dividend	Clay M. Gaspar	AGE: 53 | DIRECTOR SINCE: 2025

Clay M. Gaspar was elected President and Chief Executive Officer of Devon Energy and appointed to the board of directors in March 2025. He previously served as Executive Vice President and Chief Operating Officer of the Company, a role he assumed in January 2021 following Devon’s merger with WPX Energy. While at WPX, Mr. Gaspar served as President and Chief Operating Officer and sat on the board of directors. His earlier career includes technical and leadership positions with Newfield Exploration, Anadarko Petroleum, and Mewbourne Oil. Mr. Gaspar serves on the boards of the Permian Strategic Partnership and the American Heart Association Southwest Region, is chairman of the Upstream Committee of the American Petroleum Institute, and is a member of the Texas A&M Engineering Advisory Council. Mr. Gaspar earned a bachelor’s degree in petroleum engineering from Texas A&M University, a master’s degree in petroleum and geosciences engineering from the University of Texas, and is a registered professional engineer in the state of Texas.
Qualifications
Mr. Gaspar is an experienced leader, with the vision and industry expertise to guide Devon forward. His understanding of WPX’s and the post-merger combined Company’s operations and assets provides valuable Board-level perspective.
Principal occupation or employment:
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President and Chief Executive Officer, Devon Energy Corporation

Certain other directorships:
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Permian Strategic Partnership

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American Heart Association Southwest Region

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Michigan Potash Company (advisory board member)

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Previously served on WPX’s board of directors

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

9| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Devon Board Service ■ Audit ■ Reserves	Gennifer F. Kelly	AGE: 52 | DIRECTOR SINCE: 2023

Gennifer F. Kelly joined the board of directors in January 2023. She is currently on the board of Delek Logistics, where she serves as chair of the technology committee and as a member of the conflicts and environmental, health and safety committees. Kelly has 25 years of oil and gas industry experience in both upstream and midstream sectors. She previously held the role of chief operating officer and SVP of Western Midstream Partners and vice president of marketing for Anadarko Petroleum Corporation. Prior to her role at Western Midstream, Kelly led operations transformation efforts, as well as strategic planning, portfolio management, and asset management teams for Anadarko. She holds a master’s degree in business administration and a bachelor’s degree in petroleum engineering from Louisiana State University.
Qualifications
Ms. Kelly brings to the Board her extensive knowledge of the energy industry, including strategic and regulatory matters. She is an experienced executive who has led significant corporate transformational efforts. She has diverse operations experience in production, drilling, and completions engineering, working extensively in East Texas, West Texas, and the Gulf of Mexico. She has a broad understanding of key matters considered by boards of directors of energy companies.
Principal occupation or employment:
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Former Chief Operating Officer and SVP of Western Midstream Partners

Certain other directorships:
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Delek Logistics Partners, LP. Serves on the technology (chair), conflicts and EHS committees

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Lone Star College Foundation. Serves on the audit committee

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

Devon Board Service ■ Chair, Governance, Environmental, and Public Policy ■ Compensation	Kelt Kindick	AGE: 70 | DIRECTOR SINCE: 2021

Kelt Kindick joined the board of directors in January 2021 following Devon’s merger with WPX. Kindick became a member of WPX’s board of directors in 2013. In December 2012, Kindick retired from Bain & Company Inc., a management consulting firm, serving most recently as chief financial officer and partner. He joined Bain & Company in 1980, was elected partner in 1986, served as managing director of the firm’s Boston office from 1991 to 1996, and as chairman of the firm’s executive committee from 1998 to 1999. Kindick also served as chief financial officer of the Commonwealth of Massachusetts from 2003 to 2004. He received a bachelor’s degree from Franklin & Marshall College and a master’s in business administration from Harvard University.
Qualifications
Mr. Kindick brings to the Board his experience in strategic roles across a broad range of industries and in the public sector. His insights on governance, finance, and other key strategic matters enhances Board discussions.
Principal occupation or employment:
■
Advisory Partner at Bain & Company (formerly Chief Financial Officer and Partner)

Certain other directorships:
■
Previously served on WPX’s board of directors, including as lead director and chairman of its nominating, governance, environmental and public policy committee

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

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Our Board
WHO WE ARE (cont.)

Devon Board Service ■ Chair, Reserves ■ Compensation ■ Governance, Environmental, and Public Policy	Karl F. Kurz	AGE: 63 | DIRECTOR SINCE: 2021

Karl F. Kurz joined the board of directors in January 2021 following Devon’s merger with WPX. Kurz became a member of WPX’s board of directors in 2014. He currently serves as non-executive chairman of American Water Works Company, Inc. Kurz is on the board of Texas Pacific Land Corporation, where he is chair of the strategic acquisitions committee and a member of the compensation committee. From 2009 until his retirement in 2012, Kurz was a managing director, co-head of the energy group, and a member of the investment committee at CCMP Capital Advisors LLC, a leading global private equity firm focused on energy investments. Prior to joining CCMP, he spent nine years with Anadarko Petroleum Corporation, most recently serving as chief operating officer responsible for overseeing the company’s global exploration and production, marketing, midstream, land, technology, and service businesses. Kurz holds a bachelor’s of science, magna cum laude, in petroleum engineering from Texas A&M University, and he is a graduate of Harvard University’s Advanced Management Program.
Qualifications
Mr. Kurz brings to the Board his significant experience in the energy industry and expertise in petroleum engineering. He has served in leadership positions and provides candid perspectives on the Company and the industry.
Principal occupation or employment:
■
Former Managing Director of CCMP Capital Advisors LLC and Chief Operating Officer of Anadarko Petroleum Corporation

Certain other directorships:
■
American Water Works Company, Inc. Serves as non-executive chairman

■
Texas Pacific Land Corporation. Serves on the strategic acquisitions committee (chair) and compensation committee

■
Previously served on Royal Helium Ltd.’s board of directors and its compensation committee

■
Previously served on WPX’s board of directors and its audit committee

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

Devon Board Service ■ Audit ■ Governance, Environmental, and Public Policy	Michael N. Mears	AGE: 62 | DIRECTOR SINCE: 2023

Michael N. Mears joined the board of directors in January 2023. He is currently on the board of Sempra, where he serves as chair of the corporate governance committee and as a member of the executive and compensation and talent development committees. Mears was the chairman, president, and CEO of Magellan Midstream Partners from 2011 until his retirement in 2022. He joined Magellan Midstream Partners in 2002 when the company was formed and was the company’s chief operating officer from 2008 to 2011. Prior to Magellan, Mears worked in a range of management positions for its predecessor company, Williams Pipeline Co. He holds a bachelor’s degree in chemical and petroleum refining engineering from the Colorado School of Mines.
Qualifications
Mr. Mears has significant leadership experience in the energy industry. As a former chief executive officer of a large corporation, he is able to provide perspectives on a broad range of issues that are important for a corporation with Devon’s scale and operations. His background in marketing and energy-related infrastructure adds valuable perspectives to the Board. His commercial and operational expertise in the context of global energy markets and the energy transition make him a valuable member of our board.
Principal occupation or employment:
■
Former Chairman, President, and CEO of Magellan Midstream Partners

Certain other directorships:
■
Sempra Energy. Serves on the corporate governance (chair) and executive and compensation and talent development committees

■
Previously served on Magellan Midstream Partners’ board until his retirement in 2022

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

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Our Board
WHO WE ARE (cont.)

Devon Board Service ■ Chair, Compensation ■ Governance, Environmental, and Public Policy	Robert A. Mosbacher, Jr.	AGE: 73 | DIRECTOR SINCE: 2009

Robert A. Mosbacher, Jr. was appointed to the board of directors in April 2009. Mosbacher previously served as a member of the board from 1999 until 2005, at which time he resigned to accept an appointment by the Bush administration to serve as president and chief executive officer of the Overseas Private Investment Corp. (OPIC), an independent agency of the U.S. government that supports private capital investment in emerging markets around the world. He is chairman of Mosbacher Energy Co., an independent oil and gas exploration and production company. He was chair of the Development Advisory Council for the U.S. International Development Finance Corporation, which supports investment in the developing world. Mosbacher also currently serves on the board of the National Archives Foundation. He has a bachelor’s degree in political science from Georgetown University and a law degree from Southern Methodist University.
Qualifications
Mr. Mosbacher brings to the Board his leadership experience in the energy industry as well as in state and federal government. His experience with the federal government at OPIC and service as a member of other boards and board committees provide him with strong insight. His strategic mindset and broad understanding of the Company provides important perspectives for the Board.
Principal occupation or employment:
■
Chairman of Mosbacher Energy Company

Certain other directorships:
■
Center for Global Development

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

Devon Board Service ■ Chair, Audit ■ Reserves	Valerie M. Williams	AGE: 68 | DIRECTOR SINCE: 2021

Valerie M. Williams joined the board of directors in January 2021 following Devon’s merger with WPX. Williams became a member of WPX’s board of directors in 2018. Williams is a member of the board of directors of Omnicom Group, Inc., a global advertising and public relations firm, where she serves on the audit and finance committees. She is also a member of the board of directors of DTE Energy, an electric and natural gas utility, where she serves as chair of its audit committee and as a member of the corporate governance committee. Williams is also a member of the independent board of trustees of Franklin Templeton funds, where she serves on the audit committee and nominating and governance committee of some of its open-end funds. Williams began her career with Ernst & Young LLP in 1981 and has over 35 years of audit and public accounting experience serving numerous global companies. Prior to her retirement in 2016, Williams most recently served as the firm’s southwest region assurance managing partner, a position she assumed in 2006. She held several senior leadership positions at Ernst & Young and also served on several strategic committees, including the firm’s partner advisory council, inclusiveness council, audit innovation task force, and the diversity task force. She received a bachelor’s degree from the University of North Texas and a master’s in business administration from the University of Houston.
Qualifications
Ms. Williams brings to the Board her significant financial reporting expertise developed through 35 years of audit and public accounting experience serving numerous global and multi-location companies, including companies in the energy and technology sectors. She has strong leadership skills and experience with accounting and financial reporting matters at complex organizations. She has been designated an “audit committee financial expert” by Devon’s Board.
Principal occupation or employment:
■
Former Southwest Region Assurance Managing Partner at Ernst & Young LLP

Certain other directorships:
■
Omnicom Group, Inc. Serves on the audit and finance committees

■
DTE Energy. Serves on the audit committee (chair) and corporate governance committee

■
Franklin Templeton Funds (independent board of trustees)

■
Previously served on WPX’s board of directors and its audit committee

Please refer to the Director Skills and Experience Matrix on page 13 for more information.

12| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
WHO WE ARE (cont.)

Director Skills and Experience
The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. Our Director nominees, individually and as a group, have skills and experiences that are highly relevant for an upstream energy company like Devon.
FUNDAMENTAL SKILLS AND EXPERIENCES OF OUR BOARD NOMINEES INCLUDE STRENGTHS IN THE AREAS OF:

■
Service in senior leadership at a substantial business enterprise;

■
Experience with operations, development, or other principal functions of an energy company;

■
Effective communication skills, especially concerning strategy and analytical decision-making;

■
Acumen in the area of financial statements, cash flows, and other financial and accounting matters (e.g., M&A); and

■
Prior service on the board of a public company.

The matrix below highlights each Director nominee’s individual strengths and focuses that he or she may contribute to the Board as a whole. The absence of a “mark” for a particular skill or experience does not indicate that a Director nominee is unable to contribute to the decision-making process in that area.

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Our Board
WHO WE ARE (cont.)

Board Appointment and Selection Process
Review the Mix of Skills, Experience, and Characteristics of the Board
As part of its ordinary course discussions, Devon’s Board conducts self-evaluations and considers the composition of the Board in relation to the strategic plan of the Company and other areas that are critical for the performance of the Board’s responsibilities. Devon’s Governance, Environmental, and Public Policy (GEPP) Committee provides support for any search for new Board members by, among other things, identifying certain skills, experience, and characteristics that may be valuable for the Board in light of potential departures from the Board through retirement or otherwise.
Identify Board Candidates and Consider Resources to Assist in Search Process
Devon’s Corporate Governance Guidelines describe key aspects of Devon’s Board recruitment. Baseline qualifications for a Board member include integrity and accountability, ability to exercise informed judgement, peer respect, and high performance standards. The GEPP Committee is committed to seeking qualified candidates with a range of experience, perspective, and expertise. The GEPP Committee considers potential candidates identified by a range of sources (e.g., other organizations that develop board talent; referrals from stockholders, Directors, and management) and often utilizes the expertise of a third-party search firm.
Undertake In-Depth Review of Potential Board Candidates
The GEPP Committee conducts a fulsome review of many potential Board candidates. From this initial screening, a preliminary group of potential candidates is identified, which leads to additional diligence on the candidates. The background of the candidates is reviewed for potential conflicts of interest. The Chair of the GEPP Committee and other Directors often meet with the candidates. The Chair of the GEPP Committee keeps the Board apprised of the status of the process.
Focus Search and Perform Final Review
Candidates interview with the Board. The interviews often occur in an in-person, small-group setting. The Board meets in executive session—with and without management Directors present—to discuss the candidates, arrive at a consensus on potential appointments, and consider potential Committee assignments for the candidates. A more rigorous diligence process is performed, including background checks, reference checks, and independence and related party transaction evaluation.
Finalize Decision and Make Appointments
The GEPP Committee reviews the results of final diligence on candidates, recommends appointments to the Board, and arrives at preliminary independence determinations and proposed Board Committee assignments for the candidates. The Board meets to review the GEPP Committee’s recommendation, approves the appointments, and takes other actions associated with appointments.
Director Orientation and Continuing Education
New Director Orientation
Directors participate in orientation sessions as they join Devon’s Board. The sessions customarily involve providing written background materials on the Company that address business strategy, operations, performance, and corporate governance, as well as key functions at the Company such as finance, business development, human resources, EHS, marketing, supply chain, and legal and regulatory. Members of our executive leadership team and other leaders meet with new Directors in a setting that provides an opportunity for open discussion. Other Directors often attend these sessions. The orientation sessions are tailored to the background and experience of the new Director.
Director Continuing Education and Related Resources
Board and Board Committee meetings serve as a critical avenue for our Directors to further their knowledge of topics impacting their core responsibilities as Directors. On-going dialogue between the Board and our executives guides the content of updates that the Board receives on a range of topics. Executives and subject matter experts (both within and outside the Company) regularly present to the Board and often engage with the Board between meetings on emerging matters for the Company and the industry in general. Materials provided in advance of Board and Board Committee meetings also customarily include resources addressing emerging topics.

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Our Board
WHO WE ARE (cont.)

Directors are encouraged to explore additional resources to stay informed of developments relating to their responsibilities. The Company provides access to respected organizations and programs for maintaining board knowledge and skills and periodically sends Directors a compendium of third-party resources that includes overviews of board and board committee best practices, emerging issues, and educational programs. The Board also from time to time identifies areas for continuing education, which has resulted in the Company covering the expenses associated with Director participation in continuing education programs.

15| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE PAID

Director Compensation
Director compensation is reviewed and determined annually by the Board acting upon the recommendation of the Compensation Committee. The Committee periodically obtains data on the director compensation of Devon’s principal competitors and other comparable companies. The Committee also engages an independent consultant (Meridian Compensation Partners, LLC) to supplement such data and provide additional information on director compensation and other compensation-related practices. Meridian is also retained by the Committee to advise on executive compensation. Aside from the foregoing, Meridian performs no other work for Devon.
The standard arrangement for compensating our non-management Directors consists of cash and equity awards. Devon employees receive no additional compensation for serving as Directors. Non-management Directors are also eligible to participate in the Company’s charitable gift program subject to the same terms as employees. This program matches contributions (up to $10,000 per year) made to charitable organizations by Directors and employees.
Annual Retainers
The annual cash retainers in effect as of December 31, 2024, are set forth in the table below.
Type of Fee	Amount
Annual Board Retainer	$100,000
Additional Annual Non-Executive Board Chair Retainer	$87,500
Additional Annual Lead Director Retainer	$25,000
Additional Annual Retainer to the Chair of Audit Committee	$25,000
Additional Annual Retainer to the Chairs of Compensation and GEPP Committees	$20,000
Additional Annual Retainer to the Chair of Reserves Committee	$15,000
Additional Annual Retainer to Audit Committee Members	$2,000
Each non-management Director is reimbursed for reasonable expenses incurred while serving as a Director, which includes expenses associated with attending Board meetings and other functions arising from their responsibilities as a Director.
Equity Awards to Directors
The Board compensates Directors in part through equity awards (LTI Awards) in order to align the Directors’ and stockholders’ interests in the long-term performance of the Company. Following each Annual Meeting, non-management Directors are granted equity awards having a value of $230,000. In addition, our non-executive Board Chair receives an additional equity award having a value of $87,500. The LTI Awards for 2024 were made under our 2022 Long-Term Incentive Plan (as amended and restated effective June 4, 2024, the 2022 LTIP) and applicable grant agreements in the same value as those for 2023. The grants for 2024 vested immediately, which (i) aligned the aggregate value received by the Directors with the stock-based compensation expense incurred by the Company and (ii) provided the Directors predictability on the taxable income that would result from the LTI Awards. Non-management Directors have the option to receive LTI Awards as restricted stock units with a deferred payment date rather than the standard restricted stock awards. Restricted stock units provide optionality with respect to the timing of disbursement of the LTI Award and the form of dividends.

16| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE PAID (cont.)

Total Compensation for Non-Management Directors for 20241
The following table reflects the total compensation of our non-management Directors in 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Awards2 ($)	Gift Matching Contribution ($)	Total ($)
Barbara M. Baumann3	143,750	236,270	10,000	390,020
John E. Bethancourt3	151,250	311,307	—	462,557
Ann G. Fox	100,000	230,023	10,000	340,023
Gennifer F. Kelly	102,000	230,023	10,000	342,023
Kelt Kindick	120,000	230,023	10,000	360,023
John Krenicki Jr.	102,000	230,023	10,000	342,023
Karl Kurz	107,500	230,023	10,000	347,523
Michael N. Mears	102,000	230,023	10,000	342,023
Robert A. Mosbacher, Jr.	120,000	230,023	10,000	360,023
Valerie M. Williams	125,000	230,023	—	355,023

1
During 2024 and until his retirement from the Board on March 1, 2025, Richard E. Muncrief served (i) as a member of the Board and (ii) as an executive officer of the Company. Because he was an employee of the Company, Mr. Muncrief received no additional compensation for his services as a Director.

2
The dollar amounts reported in this column represent the grant date fair values of each stock award made to a non-management Director in 2024, computed in accordance with FASB ASC Topic 718. For all non-management Directors, amounts include $230,023, which is the grant date fair value of an award made on June 5, 2024. Additionally, (i) for Ms. Baumann, amounts include the value of a pro-rated award made to her on June 5, 2024 for service as the Board Chair until July 1, 2024 ($6,247), and (ii) for Mr. Bethancourt, amounts include the value of a pro-rated award made to him on July 1, 2024, in connection with his appointment as Board Chair on July 1, 2024 ($81,284), in each case with such amounts being equal to the grant date fair value of such awards as of the date made. The assumptions used to value stock awards are discussed in Note 4 — Share-Based Compensation of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

3 Mr. Bethancourt became Board Chair on July 1, 2024. At that time, Ms. Baumann ceased serving as Board Chair and joined the Compensation Committee and GEPP Committee.
Compensation Committee Interlocks and Insider Participation
Throughout 2024, the Compensation Committee was solely comprised of independent Directors with no interlocking relationships as defined by applicable SEC rules.

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Our Board
HOW WE ARE SELECTED, COMPRISED, AND EVALUATED

Governance, Environmental, and Public Policy Committee Report
The GEPP Committee is currently comprised of six independent Directors and operates under a written charter approved by the Board. The GEPP Committee Charter and the other documents referenced in this report may be viewed at www.devonenergy.com. Below is a summary of key features of our corporate governance framework, including our approach to Board nominations.
Corporate Governance
The GEPP Committee plays a leadership role in shaping the Company’s corporate governance. It reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders.

Highlights of Our Corporate Governance Framework	Principal Documents for Our Corporate Governance Standards

■
Annual election of Directors

■
Majority voting in uncontested elections

■
Independent Lead Director in the event the Chair of the Board is not independent

■
Executive sessions of independent Directors

■
Stockholder right to call a special meeting

■
Proxy access right

■
Board participation in succession planning

■
Corporate Governance Guidelines

■
Charters for each of the Board’s Committees

■
Code of Business Conduct and Ethics for all Directors, officers, and employees

■
Code of Ethics for the Chief Executive Officer, Chief Financial Officer, and designated Principal Accounting Officer

Board of Director Nominations
The GEPP Committee is responsible for nominating qualified candidates to serve on the Board and reviewing their qualifications with the Board, taking into account the composition and skills of the entire Board and specifically ensuring a sufficient number of the members of the Board are financially literate.
In alignment with the Board’s philosophy, the GEPP Committee seeks qualified candidates with a range of experience, perspective, and expertise. The GEPP Committee (i) may, at its discretion, seek third-party resources to assist in the process and (ii) will make final director candidate recommendations to the Board. The Board considered the experience, qualifications, attributes, and skills of each of the nominees for Director at the 2025 Annual Meeting. Our Corporate Governance Guidelines outline certain foundational qualifications for our nominees, as well as certain expectations of our Directors upon their election to the Board.

18| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT

Qualifications of Our Directors	Expectations of Our Directors
■ Integrity and accountability ■ Informed judgment ■ Peer respect ■ High performance standards
■
Mandatory retirement for non-management Directors at the Annual Meeting immediately following the 75th birthday of a Director

■
Ownership of Devon common stock equal to five times the Director’s annual retainer to be reached by the end of a five-year period after election along with a holding requirement for those who have yet to meet the ownership requirement

■
Recommendation that a Director not serve on more than three public company boards in addition to serving on the Company’s Board

■
Approval of the GEPP Committee to serve as a director, officer, or employee of a competitor of the Company

■
Requirement that a Director advise the Chair of the Board and the Chair of the GEPP Committee in advance of accepting any invitation to serve on other public company boards or any assignment to the audit or compensation committees of the board of any public company of which such Director is a member

■
Requirement that a Director promptly advise the Chair of the Board and the Chair of the GEPP Committee upon accepting service on private or non-profit boards

The GEPP Committee considers properly submitted recommendations for nominees from stockholders and gives appropriate consideration in the same manner as given to other nominees. Stockholders who wish to submit recommendations for director nominees for election at our 2026 Annual Meeting of Stockholders may do so by submitting such nominee’s name in writing, in compliance with the procedures required by our Bylaws, to the Governance, Environmental, and Public Policy Committee of the Board of Directors, Attention: Chair of the GEPP Committee, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102. Such a recommendation must be received between February 4, 2026 and March 6, 2026, in order to be considered a timely notice. The stockholder’s notice must contain, among other things:
■
all information that is required to be disclosed with respect to such person being nominated pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director, if elected;

■
the name and address of the stockholder giving the notice and the beneficial owner;

■
the class and number of shares of our stock that are owned beneficially and of record by the stockholder giving the notice and the beneficial owner;

■
whether and the extent to which any hedging or other similar transaction has been entered into by or on behalf of the stockholder or beneficial owner;

■
a description of all arrangements or understandings between the stockholder giving the notice and any other person or persons (including their names) in connection with the nomination;

■
a representation that the stockholder intends to appear at the 2026 Annual Meeting to bring such business before the meeting; and

■
an undertaking by the stockholder giving the notice to update the information required to be included in the notice.

19| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
GOVERNANCE, ENVIRONMENTAL, AND PUBLIC POLICY COMMITTEE REPORT  (cont.)

With the Company’s fundamental corporate governance practices firmly in place and regularly evaluated, the GEPP Committee is prepared to respond quickly to new regulatory requirements and emerging best practices. The GEPP Committee intends to continue to require an annual evaluation of the effectiveness of the Board and its Committees to enable the Company to maintain corporate governance best practices.
Pictured above (from left to right): Robert Mosbacher, Jr., Barbara Baumann, Kelt Kindick, Karl Kurz, Ann Fox, Michael Mears.	Respectfully submitted, The Governance, Environmental, and Public Policy Committee Kelt Kindick, Chair Barbara M. Baumann Ann G. Fox Karl F. Kurz Michael N. Mears Robert A. Mosbacher, Jr.

20| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN

Committees
During 2024, the Board had four standing Committees: Audit, Compensation, GEPP, and Reserves. The Charters for our Committees are available on the Company’s website, www.devonenergy.com. Below we reflect each Committee’s current membership, core duties and responsibilities, and recent activities.

	Baumann	Bethancourt1	Fox	Gaspar1	Kelly	Kindick	Kurz	Mears	Mosbacher	Williams2
Audit3
Compensation
GEPP
Reserves3
Committee Chair

1
Messrs. Bethancourt and Gaspar are the sole members of Devon’s Dividend Committee. The Board maintains a dividend committee for the limited purpose of assisting with the declaration and payment of dividends on Devon’s common stock in accordance with the dividend policy of the Company.

2 Audit committee financial expert.
3 John Krenicki Jr. is a member of the Audit and Reserves Committees. As previously announced, he is retiring from the Board at the Annual Meeting.
Audit Committee
■
Monitors the integrity of the Company’s financial statements and reporting system;

■
Oversees the Company’s compliance with legal and regulatory requirements;

■
Appoints the Company’s independent auditors and monitors their performance, qualifications, and independence;

■
Oversees the Company’s internal audit function and reviews significant internal audit findings and management’s actions to address those findings;

■
Oversees related party transactions and other potential conflicts of interest situations where appropriate;

■
Reviews the Company’s financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposure; and

■
Monitors the business practices and ethical standards of the Company.

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed and discussed the audit results prior to the filing of Devon’s Annual Report on Form 10-K for fiscal year-end 2024 and met with the independent auditor concerning the results;

■
Reviewed and discussed the earnings materials and periodic reports for each quarter of the year;

■
Interviewed the candidates to serve as Devon’s lead audit partner, which resulted in the selection of Devon’s new lead audit partner pursuant to applicable SEC rules that limit the number of consecutive years an individual partner may provide services to our Company;

■
Received reports and interacted with management about legal, regulatory, environmental and tax matters, cybersecurity, and other topical issues such as the SEC’s disclosure rules on certain climate-related matters and payments made to the U.S. federal government or foreign governments for the commercial development of oil, natural gas, or minerals (a/k/a resource extraction rule); and

■
Met in executive session on a regular basis with the independent auditor and Devon personnel responsible for the Company’s internal audit function, financial reporting, and legal and regulatory compliance.

Number of Meetings held in 2024: 8

Compensation Committee
■
Reviews and approves the Company’s compensation philosophy and strategy;

■
Directs management to administer the annual compensation process in accordance with the stated compensation strategy of the Company and any requirements of appropriate regulatory bodies;

■
Reviews and approves the Company’s employee benefit and incentive programs;

■
Annually reviews and determines total compensation for each management Director;

■
Reviews and approves total compensation for the Company’s executive officers;

■
Reviews with the President and CEO and advises the Board with regard to executive officer succession planning;

■
Reviews and approves the terms of any compensation “clawback” or similar policy;

■
Evaluates and recommends compensation or revisions to compensation for members of the Board; and

■
Assesses and considers the independence of any advisor that provides advice to the Compensation Committee.

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed and approved the peer group used in executive pay considerations and evaluated the Company’s performance on pre-set metrics to determine the 2024 bonus pool;

■
Benchmarked and considered a range of financial, environmental, social, and other metrics used in the incentive programs of energy companies;

■
Reviewed and discussed the Company’s approach to cultivating a workforce with a range of experience, perspective, and expertise; and

■
Reviewed and approved the compensation of Devon’s new CEO.

Number of Meetings held in 2024: 7

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

Governance, Environmental, and Public Policy (GEPP) Committee
■
Identifies, evaluates, and recommends nominees for election as directors at the annual stockholders’ meetings or for appointment between annual stockholders’ meetings, including the portfolio of skills, experience, perspective, and background required for the effective functioning of the Board;

■
Reviews stakeholder feedback and considers the Company’s response to stockholder proposals;

■
Develops, recommends, and reviews corporate governance guidelines for the Company;

■
Reviews the Company’s policies and performance relating to the Company’s environmental, health, and safety efforts, and the Company’s approach to sustainability;

■
Advises the Board and management on significant public policy issues that are pertinent to the Company and its stakeholders; and

■
Oversees management in setting strategy, establishing goals, and integrating sustainability into strategic and tactical business activities across the Company to create long-term stockholder value.

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
Reviewed Devon’s strategy, performance, and tactics related to the Company’s environmental targets announced in June 2021;

■
Received updates on policy matters impacting (or potentially impacting) Devon and discussed Devon’s and its trade associations’ engagement on such matters;

■
Received Devon’s sustainability-related reporting prior to publication, including Devon’s 2024 Sustainability Report and 2024 Political Activity and Lobbying Report, and engaged with management on the content of such reporting; and

■
With the Compensation Committee, reviewed and discussed with management Devon’s approach to cultivating a workforce with a range of experience, perspective, and expertise.

Number of Meetings held in 2024: 5

Reserves Committee
■
Oversees an annual review and evaluation of the Company’s consolidated oil, natural gas, and natural gas liquids reserves;

■
Oversees the integrity of the Company’s reserves evaluation and reporting system;

■
Assesses the reserves disclosure for the Company’s compliance with legal and regulatory requirements related to its oil, natural gas, and natural gas liquids reserves;

■
Reviews the qualifications and independence of the Company’s independent engineering consultants;

■
Monitors the performance of the Company’s independent engineering consultants; and

■
Monitors and evaluates the Company’s business practices and standards in relation to the preparation and disclosure of its oil, natural gas, and natural gas liquids reserves.

23| Devon Energy 2025 Proxy Statement| COMMITMENT RUNS DEEP

Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

RECENT ACTIVITIES AND KEY FOCUS AREAS

■
For purposes of selecting the consultant for the year-end reserves evaluation for 2024, reviewed the capabilities, experience, and quality of Devon’s independent engineering consultant that was retained for the first time in 2022, which culminated in the continued retention of DeGolyer & MacNaughton as the Company’s independent engineering consultant for 2024;

■
Met to review and discuss the reserves evaluation results prior to the filing of Devon’s Annual Report on Form 10-K for fiscal year-end 2024;

■
Discussed Devon’s policies and approaches for booking and valuing reserves; and

■
Performed in-depth reviews of certain operating assets of the Company.

Number of Meetings held in 2024: 2

Our Board met ten times in 2024. All Directors attended at least 91% of the aggregate number of the total meetings of the Board and the respective Committees on which they served.
All Directors are expected to attend the Annual Meeting of Stockholders unless there are extenuating circumstances. All of our then-current Directors attended our 2024 Annual Meeting of Stockholders.
Copies of the following governance documents are available at www.devonenergy.com and in print to any stockholder upon request:
■ Certificate of Incorporation; ■ Bylaws; ■ Corporate Governance Guidelines; ■ Code of Business Conduct and Ethics; and ■ Code of Ethics for CEO, CFO, and PAO.
Amendments to and waivers from any provision of the Code of Ethics for the CEO, CFO, and PAO will be posted on our website.
Director Independence
Relevant Independence Standard
The Company’s Corporate Governance Guidelines provide that a majority of the Board members must qualify as “independent” Directors in accordance with the listing standards of the NYSE and the related disclosure requirements in SEC Regulation S-K, Item 407(a). Additionally, (i) all of the members of the Audit Committee, the Compensation Committee, the GEPP Committee, and the Reserves Committee and (ii) at least one of the members of the Dividend Committee must be Directors determined by the Board to be independent according to applicable standards relating to board committee membership, including as set forth in the listing and other relevant standards for the Committee, Corporate Governance Guidelines, and Committee Charters.
Board Diligence Process
In assessing independence, the Board reviews whether a Director has any material relationships with Devon or any of its subsidiaries. This review considers direct and indirect relationships of a Director and any member of the Director’s immediate family, including, as relevant, such Director’s or family member’s status as a partner, shareholder, or officer of an organization that has a relationship with Devon or any of its subsidiaries. The Board also takes into account other facts and circumstances that the Board deems relevant.

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

Independence Determinations
Based on its review and applicable standards, the Board has affirmatively determined that (i) each of the current Directors, with the exception of Clay M. Gaspar, is an independent Director and (ii) each member of the Audit Committee, Compensation Committee, GEPP Committee, and Reserves Committee, and at least one of the members of the Dividend Committee (John Bethancourt), is independent. As a result of these determinations, 10 of the Board’s 11 current Directors are independent and 9 of the Board’s 10 Director nominees are independent.
Relationships Considered
Pursuant to SEC regulations, for each director and nominee for director that is identified as independent, a company’s proxy statement must describe, by specific category or type, any transactions, relationships, or arrangements not disclosed as a related person transaction that were considered by a company’s board of directors under the applicable independence definitions in determining that the director is independent.
The Board considered the following relationships in making its determination that all Directors (including the Director nominees), other than Mr. Gaspar, are independent. In each case, the transactions identified are routine, ordinary course transactions in which the relevant Director had no personal involvement and derived no direct personal benefit.
Director/Nominee	Organization	Relationship	Summary
Barbara M. Baumann	IOG Resources	Director
IOG Resources owns non-operating interests in wells located in the Delaware Basin, including certain Devon operated wells. Well revenue and joint interest billing payments are made in the ordinary course of business.

Ann G. Fox	Nine Energy Service	President/ CEO Director	Nine provides well completion services to Devon in the ordinary course of business.1
Gennifer F. Kelly	Delek Logistics	Director	Delek provides water disposal and transportation services to Devon in the ordinary course of business.
Karl F. Kurz	Texas Pacific Land (TPL)	Director	TPL owns royalty interests in Devon-operated wells and provides services to Devon in the ordinary course of business.
Michael N. Mears	Sempra Energy	Director	Sempra purchases energy products from Devon in the ordinary course of business.

1
One of the categorical tests under the NYSE listing standards asks whether the director is a current employee of a company that has made payments to, or received payments from, the listed company in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues. In 2022, 2023, and 2024, amounts paid by Devon to Nine were less than 1% of Nine’s consolidated gross revenues.

Related Person Transactions
The Board has approved a written policy (the Policy) to assist Devon in the collection and review of information regarding potential related person transactions and conflicts of interest. All Directors and executive officers are required to identify business and financial affiliations involving themselves or their immediate family members that could reasonably be expected to give rise to a reportable related person transaction. Based on this information, Devon staff review Devon’s records and make follow-up inquiries as necessary to identify potentially reportable related person transactions. A report summarizing such transactions is provided to the Board’s Audit Committee.
The Audit Committee reviews reports and makes recommendations to the Board as to whether an identified transaction is required to be publicly disclosed as a related person transaction. If the transaction at issue involves a member of the Committee, or a family member of a Committee member, then that member of the Committee would not participate in discussions. In the event the Committee concludes that a related person has a material interest in any Company transaction, the Committee then reviews the transaction to determine whether to approve or ratify it. Any transaction that meets the monetary threshold under the SEC rules and is determined to have a direct or indirect material benefit to a related person would be disclosed in accordance with SEC rules. The Policy provides that certain categories of

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

transactions are not deemed to involve a material interest. Those categories align with, and in many cases are more conservative than, the standards under applicable SEC rules.
In early 2025, the Company performed its diligence for purposes of identifying potential related party transactions and provided its report to the Audit Committee. Based on the Committee’s review and discussion, the Committee has not identified any transactions that qualify as related person transactions and require disclosure.
Leadership and Succession
Board Leadership Structure and Board Refreshment
Over the past year, the Board managed organic, internal, planned transitions of the Board Chair and the Company’s CEO and the Board as a whole.
■
Our prior Board Chair, Barbara Baumann, became chair of a major institutional investment firm in July 2024 in a move that our Board anticipated, valued, and planned for. Our Board believes that having someone serve on the Board and as Board Chair who has a deep knowledge of investor interests benefits the Company and helps align the Company with its investors. Ms. Baumann now serves on the Compensation Committee and GEPP Committee.

■
Our new and current Board Chair, John Bethancourt, is an experienced energy executive who most recently served as the Chair of the Reserves Committee and as a member of the Compensation Committee. When he assumed the position in July 2024, Mr. Bethancourt was well-prepared to lead the Board based on his operational and technical knowledge of the Company’s assets and his understanding of the Compensation Committee’s program and process for evaluating, retaining, and motivating executive talent.

■
On March 1, 2025, Rick Muncrief retired as President and CEO and as a member of the Board through a planned succession process that is further described below. Also, John Krenicki Jr.’s voluntary and planned retirement from the Board will occur at the Annual Meeting.

Like Ms. Baumann, Mr. Bethancourt is an independent Director. Although the Board has no fixed policy with respect to combining or separating the positions of Board Chair and CEO, Mr. Bethancourt’s appointment as Board Chair continues a Devon governance practice of separating the Chair and CEO roles and recognizes that the Company’s stockholders are best served by Mr. Bethancourt’s leadership of the Board at this time. As an independent Chair, Mr. Bethancourt presides over meetings of the Board, including executive sessions of the Board in which members of management are not present. He also works with our CEO on Board agendas, items of discussion, and meeting materials and serves as a resource for fostering communication among the Board and management.
Management Succession
Led by Mr. Bethancourt, the Board in 2024 continued, enhanced, and finalized a two-year internal CEO succession process that incorporated leading governance practices and avoided many of the substantial pitfalls and expenses of less well-managed CEO successions. During the succession process, the Board:
(1)
identified the skills, characteristics, and other attributes that they were seeking in a future CEO;

(2)
assessed suitable candidates and narrowed down the group of candidates selected;

(3)
prepared the candidates for the role through, among other things, a 360-degree evaluation process in which feedback on the candidates was obtained through multiple sources and opportunities for growth were identified over a 12-month period and coached on at least a quarterly basis;

(4)
engaged in one-on-one conversations with Mr. Bethancourt that allowed for additional candor on the succession process;

(5)
performed in-depth final interviews with the final candidates; and

(6)
planned for the final selection of a new CEO and a well-ordered on-boarding process that would meet key objectives of the Company, such as building on the momentum of the Company into 2025 and maintaining healthy relationships among leadership.

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

The final selection of Clay Gaspar in December 2024 provided an opportunity for the Company’s prior CEO to continue to mentor his successor until his departure in March 2025 and allowed Mr. Gaspar to establish his leadership team. This succession process afforded the possibility for the Company to take advantage of its internal talent pipeline through the promotions of Robert (Trey) Lowe to Senior Vice President and Chief Technology Officer and John Raines to Senior Vice President, E&P Asset Management. Mr. Gaspar also hired a highly regarded engineer and former colleague, Tom Hellman, as Senior Vice President, E&P Operations.
Succession planning and talent management are key aspects of our business strategy. As part of their ordinary course responsibilities, the Board, the Compensation Committee, and management regularly participate in reviews of management succession planning and development. With the Board, this review includes the identification and progress of internal candidates for senior management positions and an assessment of career development opportunities. Our Executive Vice President Human Resources and Administration leads this process. The Human Resources group also implements programs focused on attracting, retaining, assessing, and developing the talent pipeline across the Company, including potential future leaders.
Board and Committee Evaluations
The Board maintains an annual review process that evaluates the effectiveness and performance of the Board, the Chair, the Lead Director (if applicable), and the Board Committees. The evaluations are reviewed and discussed by the GEPP Committee, which also annually considers how to maximize the effectiveness of the process. The full Board discusses the evaluations with and without management present.
In recent years, one-on-one interviews with each Director have been a component of the process. Those interviews, as well as Board Committee self-evaluations, have in part been facilitated by written questionnaires that prompt a robust discussion. The Board, however, has not solicited written responses from Directors in order to preserve the confidentiality and candor of those discussions. The Board has also sought anonymous feedback from management on key corporate governance responsibilities such as management’s view of the Board’s decision-making and oversight.
Through the evaluation processes, feedback has been provided on a range of topics, including:
■
Board and management succession planning;

■
agendas and materials for Board meetings;

■
the composition and structure of the Board and Board Committees;

■
the cadence and substance of discussions of Devon’s strategy, including the consideration of carbon management, infrastructure investments and business opportunities that are adjacent to Devon’s principal business of exploration and development of oil and gas;

■
Devon’s EHS program and target-setting for safety and environmental performance in the area; and

■
the opportunity for outside speakers to present on certain topics at Board meetings.

Devon’s Board and Board leadership consistently emphasize open communication among members of the Board with a view toward building alignment on highly effective corporate governance of the Company.

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Our Board
HOW WE ARE GOVERNED AND GOVERN  (cont.)

Board Involvement in Risk Oversight
The full Board has primary responsibility for risk oversight, which includes, among other things, determining whether the Company’s risk-management programs are appropriately designed and implemented in light of the Company’s material risks. To assist it in this role, the Board has delegated to four standing Board Committees certain matters relating to the risks inherent in the Committees’ respective areas of oversight, with each Committee regularly reporting to the full Board. Our management team is, in turn, responsible for executing the directives of the Board and those Committees with respect to the Company’s risk-management programs, including by overseeing and reporting on Devon’s day-to-day efforts to manage risk.
Devon employs a variety of governance and analytical measures to identify and evaluate the risks to our business. We use an enterprise-wide risk-management framework that includes an annual analysis of the top risks to the Company. This analysis asks the Board, management, and certain internal subject matter experts to consider the likelihood that certain risks could result in an impact to the Company and to identify, among other things, the Company’s level of preparedness for those risks. The Board and management then use the results from this analysis and other exercises to determine and prioritize the material risks to our business. In addition to this annual review process, the Board also assesses developments as they evolve and considers the risk they pose to the Company. Management and other subject matter experts meet on a regular basis to review the risks to the Company and consider and develop means of mitigating those risks. For a more detailed discussion of the material risks of the Company, please see our Annual Report on Form 10-K for the year ended December 31, 2024, and our other filings with the SEC.
Cybersecurity risk is an area of particular focus for our Board, and we include cybersecurity and related risks in our enterprise-wide risk-management framework. To help mitigate cybersecurity risk, Devon maintains a corporate information security policy and program (the Program) designed to identify, assess, and appropriately manage risk from cybersecurity threats, and we have made efforts to align the Program with the National Institute of Standards and Technology Cybersecurity Framework. The Audit Committee has oversight of Devon’s risks from cybersecurity threats and reviews the steps management has taken to monitor and address such risks. Our management team provides quarterly updates to the Audit Committee on activities and other developments impacting Devon’s cybersecurity. These updates cover a variety of topics, including, among other things, (i) regular reviews of certain cybersecurity metrics for the Company, (ii) status reviews of our cybersecurity initiatives and the results of benchmarking or other assessments of the Program, including assessments performed by third-party organizations, and (iii) briefings on current events or trends relating to cybersecurity. Our full Board also receives regular updates from our management team regarding the Program, as well as reports from the Audit Committee. For more information on the Program, please see our Annual Report on Form 10-K for the year ended December 31, 2024.
High-Level Oversight and Coordination of Sustainability Program
The Company recognizes that sustainability is important for Devon and Devon’s stakeholders, especially in the area of safety and environmental performance. The Board and management support the Company’s on-going efforts. Devon’s Executive Committee, Board GEPP Committee, and the full Board receive regular updates on our sustainability program and expect high performance in this area. Over the past year, oversight has included Devon’s activities in the following areas:
■
Devon’s strategy for, and third-party assessment of, Devon’s performance on sustainability matters;

■
Devon’s progress on achieving the environmental and related targets;

■
the tactics and associated budgets for attaining the environmental targets and other sustainability objectives;

■
Devon’s community support efforts, including charitable contributions and participation in charitable projects; and

■
management’s steps in furthering the Company’s carbon accounting systems and capabilities.

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Our Board
HOW TO COMMUNICATE WITH US

The Board believes it is important to cast a wide net for input to inform its decision making and considers input from stockholders to be critical. Accordingly, the Board maintains a number of ways to receive feedback from stockholders and other stakeholders:

■
Our Board includes Directors with investment expertise, including as part of private equity firms and institutional investors;

■
Our Directors attend our Annual Meeting of Stockholders;

■
Our Directors participate in director education programs that include investors and investor commentary;

■
Our Directors listen to Devon’s quarterly conference calls with investors and receive reports with analyst commentary on the Company’s performance;

■
Our Board receives updates on the communication received from the Company’s reporting helplines; and

■
Our Board values direct stockholder engagement with the Company, which is detailed below.

Stockholder Engagement and Follow Up
Devon has a long-standing practice of engagement with our stockholders throughout the year with respect to corporate governance, executive compensation, and other topics. Over the past year, Devon continued its regular cadence for contacting the investment stewardship groups of the Company’s top-50 largest investors and responded to numerous in-bound queries. These contacts have led to numerous one-on-one meetings with investors who have a wide range of perspectives. Our Board receives frequent updates on these engagements and has been keen to hear specific input. We value the dialogue and feedback received from this engagement and, as a result, have been responsive by making meaningful changes to our programs and practices.
Contact Information for Communicating with Board Members
Any stockholder or other interested party may contact any of our Non-Management Directors or Non-Management Directors as a group, by:
■
U.S. mail to Non-Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

■
calling our Non-Management Directors access line at (866) 888-6179; or

■
sending an email to nonmanagement.directors@dvn.com.

A Management Director may be contacted by:
■
U.S. mail to Management Directors, c/o Office of the Corporate Secretary, Devon Energy Corporation, 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102;

■
contacting the Office of the Corporate Secretary at (405) 235-3611; or

■
sending an email to CorporateSecretary@dvn.com.

If requested, calls or correspondence remain anonymous and will be kept confidential to the extent possible. All such communications, other than advertisements or commercial solicitations, will be forwarded to the appropriate Director(s) for review.

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Devon Energy Corporation
AGENDA ITEM 2. RATIFICATION OF INDEPENDENT AUDITOR FOR 2025

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditing firm retained to audit the Company’s financial statements. To carry out this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance, and independence; considers whether the auditing firm should be rotated, including the advisability and potential impact of selecting a different independent registered public accounting firm and adopting a policy of regular rotation; and negotiates the audit fees associated with the Company’s retention of the independent auditing firm. The Audit Committee has selected KPMG LLP (KPMG) to serve as our independent auditing firm for 2025.
In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The selection of the Company’s lead audit partner pursuant to this rotation policy involves a rigorous process, including interviews of potential audit partner candidates with the Audit Committee, which occurred in 2024 as Devon’s lead audit partner rotated off Devon’s audit team at the completion of Devon’s audit for the year ended December 31, 2024.
The Audit Committee and the Board believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders. In furtherance of its commitment to corporate governance practices, the Board is asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2025. In the event that our stockholders fail to ratify the selection of KPMG, the Audit Committee will consider the selection of a different independent auditing firm for 2026.
Representatives of KPMG will be present at the Annual Meeting to answer appropriate questions. They also will have the opportunity to make a statement if they desire to do so.
Our Board of Directors recommends that stockholders vote “FOR” the ratification of KPMG as our independent auditor for 2025.

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Our Controls and Compliance
AUDIT COMMITTEE

Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee is currently comprised of four independent Directors. The Board and the Audit Committee believe that the Audit Committee’s current membership satisfies the rules of the NYSE and the SEC that govern audit committee composition, including the requirement that all audit committee members be independent, as that term is defined under the listing standards of the NYSE, and the requirement that at least one member of the Audit Committee is a financial expert. The Audit Committee operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the preparation of the financial statements and the establishment and maintenance of the system of internal controls. This system is designed to provide reasonable assurance regarding the achievement of objectives in the areas of reliability of financial reporting, effectiveness and efficiency of operations, and compliance with applicable laws and regulations.

FOR 2024, THE AUDIT COMMITTEE PERFORMED THE FOLLOWING KEY DUTIES:

■
Reviewed and discussed with management and the independent auditors the Company’s internal controls over financial reporting in accordance with the standards of the PCAOB and the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, that has been filed with the SEC;

■
Discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

■
Discussed with the independent auditors the auditors’ independence, including the matters in the written disclosures and the letter received from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; and

■
Considered whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, that has been filed with the SEC.
Pictured above (from left to right): Michael Mears, Valerie Williams, John Krenicki Jr., Gennifer Kelly.	Respectfully submitted, The Audit Committee Valerie M. Williams, Chair Gennifer F. Kelly John Krenicki Jr. Michael N. Mears

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Our Controls and Compliance
OTHER AUDIT COMMITTEE MATTERS

Fees to Independent Auditor
Under the terms of its Charter, the Audit Committee has the responsibility to approve the fees paid to the independent auditors. For the years ended December 31, 2023, and December 31, 2024, the following fees were paid to KPMG:
	2024	2023
Audit fees1	$4,450,000	$3,635,000
Audit-related fees2	$113,000	$75,000
Tax fees	—	—
All other fees	—	—
Total	$4,563,000	$3,710,000

1
Audit fees consisted of fees for the annual audit of the Company’s financial statements (including the effective operation of internal controls over financial reporting), the review of quarterly reports on Form 10-Q, and certain services that generally only our independent auditor can provide (e.g., comfort letters and consents).

2 Audit-related fees consisted principally of fees for audits of financial statements of certain of the Company’s affiliates and subsidiaries.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by KPMG and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the auditors. The services and fees must be deemed compatible with the maintenance of the auditors’ independence, including compliance with SEC rules and regulations.
All of the 2024 and 2023 audit and non-audit services provided by KPMG were approved by the Audit Committee. The non-audit services that were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditors’ independence, and the Audit Committee determined the auditors’ independence was not impaired.
Audit Committee Financial Expertise
The Board has determined that the Company has an audit committee financial expert (as defined by SEC regulations) serving on its Audit Committee, Ms. Williams. The Board has also determined, in accordance with NYSE listing standards, that all members of the Audit Committee are financially literate.

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Our Controls and Compliance
RESERVES COMMITTEE

Reserves Committee Report

The information contained in this Reserves Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.
The Reserves Committee is currently comprised of four independent Directors and operates under a written charter approved by the Board of Directors, which is available at www.devonenergy.com. The Reserves Committee oversees, on behalf of the Board, the integrity of the Company’s oil, natural gas, and natural gas liquids reserves data. Management and our independent engineering consultants have the primary responsibility for the preparation of the reserves reports. In connection with its oversight responsibilities, the Reserves Committee reviewed with management the internal procedures relating to the disclosure of reserves in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, having regard to industry practices and all applicable laws and regulations.

FOR 2024, THE RESERVES COMMITTEE:

■
Approved DeGolyer & MacNaughton as the Company’s independent engineering consultant for the year ended December 31, 2024;

■
Reviewed the qualifications and independence of the independent engineering consultant prior to their appointment and throughout their engagement;

■
Reviewed with the independent engineering consultant the scope of the annual review of the Company’s reserves;

■
Met with the independent engineering consultant, with and without management, to review and consider the evaluation of the reserves and any other relevant matters with respect to such evaluation;

■
Reviewed and approved any statement of reserves data or similar reserves information and any report of the independent engineering consultants regarding such reserves to be filed with any securities regulatory authorities or to be disseminated to the public; and

■
Reviewed the Company’s internal procedures relating to the disclosure of reserves.

Based on the reviews and discussions referred to above, the Reserves Committee recommended to the Board that the reserves information be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, that has been filed with the SEC.
Respectfully submitted, The Reserves Committee Karl F. Kurz, Chair Gennifer F. Kelly John Krenicki Jr. Valerie M. Williams
Pictured above (from left to right): Valerie Williams, Karl Kurz, John Krenicki Jr., Gennifer Kelly.

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Our Company
WHO WE ARE

Our Officers
Information concerning our executive officers is set forth below. Information concerning Clay M. Gaspar, our President and Chief Executive Officer, is set forth under the caption “Our Nominees for Election”.
Dennis C. Cameron	Executive Vice President and General Counsel

Mr. Cameron, 62, was appointed executive vice president and general counsel in January 2021 following Devon’s merger with WPX Energy. He is responsible for Devon’s legal, public and government affairs, and records management functions. Cameron most recently served as executive vice president and general counsel of WPX Energy. He joined WPX in 2012, previously serving as senior vice president and general counsel, vice president and deputy general counsel and assistant general counsel. Cameron has over 25 years of legal experience. He began his career in 1987 at GableGotwals, a private, full-service firm he was with until joining WPX. Cameron is a member of the Oklahoma, Texas, Tulsa County and American Bar associations, as well as The Foundation for Natural Resources and Energy Law. He holds a bachelor’s degree in mechanical engineering and a law degree, both from the University of Oklahoma.

Tana K. Cashion	Executive Vice President Human Resources and Administration

Ms. Cashion, 53, was appointed to the position of executive vice president of human resources and administration in February 2022. Cashion is responsible for Devon’s human resources function and multiple administrative areas including physical security, facilities and real estate, aviation, community relations, internal communications, and corporate services. Cashion joined Devon in 2005 and has held roles of increasing responsibility, including vice president of human resources and most recently, senior vice president of human resources and administration. Before joining Devon, Cashion worked in the retail, wholesale, and tourism industries. She has a bachelor’s degree in political science from Pepperdine University and a master’s degree in business administration from the University of Oklahoma.

Thomas Hellman	Senior Vice President E&P Operations

Mr. Hellman, 57, was appointed senior vice president, E&P operations, in January 2025. He oversees Devon’s drilling and completions, supply chain, EHS and measurement, and integrated subsurface functions. Prior to joining Devon in 2025, Hellman served as vice president, operations (Permian and Oklahoma) at Marathon Oil Corporation from 2020 until shortly following the closing of the company’s acquisition by ConocoPhillips in late 2024. In his most recent role at Marathon, Hellman was responsible for assets in New Mexico, North Texas, and Oklahoma. Prior to that role, Hellman served in various operational leadership roles at Marathon, including region vice president (Oklahoma) from 2018 to 2020 and region vice president (Permian) from 2017 to 2018. Before joining Marathon, Hellman was vice president, drilling and completions at WPX Energy from 2015 to 2017. Earlier in his career, he worked at Apache (APA Corporation), BP, NSI Technologies, and Amoco in various technical and leadership roles. Hellman holds a bachelor’s of science degree in petroleum engineering from the University of Alberta.

Robert F. (Trey) Lowe III	Senior Vice President and Chief Technology Officer

Mr. Lowe, 49, was appointed to the position of senior vice president and chief technology officer in February 2025. Lowe is responsible for Devon’s technology, digital security, project management and energy ventures functions. Lowe joined Devon in 2005 and has held roles in technical and leadership positions with responsibilities spanning U.S. and international operations. Most recently, he was vice president and chief technology officer. Before joining Devon, Lowe worked for Schlumberger in technical roles in the U.S. and Norway. He is a past distinguished lecturer for the Society of Petroleum Engineers and serves as a board observer to Fervo Energy. Lowe holds a bachelor’s degree in chemical engineering from Oklahoma State University.

John D. Raines	Senior Vice President E&P Asset Management

Mr. Raines, 42, was appointed senior vice president, E&P asset management in February 2025. He oversees Devon’s business units and land and regulatory functions. Raines joined the Company in 2005 and has served in various roles of increasing responsibility. He most recently served as Devon’s vice president, Delaware Basin business unit, a position he assumed in 2022. Prior to that position, Raines was vice president, Delaware Basin (North) from 2021 to 2022 and, prior to Devon’s merger with WPX Energy, Inc., vice president, Delaware Basin from 2017 to 2021 and Vice President, Rockies from 2016 to 2017. Raines has also served in various operational roles at the Company, including as vice president, land and regulatory, and in Devon’s energy marketing and business development groups. He holds a bachelor’s degree in energy management and finance from the University of Oklahoma and a law degree from Oklahoma City University.

Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer

Mr. Ritenour, 51, was appointed to the position of executive vice president and chief financial officer in April 2017. Ritenour is responsible for Devon’s corporate finance, treasury, planning, reserves, accounting, tax, internal audit, investor relations, marketing, and business development functions. He has been with Devon since 2001, serving in various leadership roles, most recently as senior vice president of corporate finance, investor relations and treasury. Before joining Devon, Ritenour was with Ernst & Young in Dallas. He holds a bachelor’s degree in accounting and a master’s degree in business administration, both from the University of Oklahoma.

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Devon Energy Corporation
AGENDA ITEM 3. APPROVE, IN AN ADVISORY VOTE, EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. At the 2023 Annual Meeting, our stockholders approved, on an advisory basis, our proposal to provide stockholders an opportunity to vote on the compensation of our named executive officers on an annual basis. This vote is not intended to address any specific item of compensation, but rather our overall compensation policies and practices relating to our named executive officers as disclosed in our Compensation Discussion and Analysis, the Summary Compensation Table, and other related tables and narrative disclosure. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the 2025 Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and narrative disclosure.”
This vote, normally called a “say-on-pay” vote, is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The Board will, however, as it has in prior years, take into account the outcome of the vote when considering future compensation arrangements.
Our Board of Directors recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

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Our Company
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
37	Introduction
37	Purpose of Compensation Discussion and Analysis
37	Named Executive Officers
38	Executive Summary
38	Compensation Philosophy and Objectives
38	2024 Company Performance Highlights and the Impact on Compensation
39	Response to Stockholder Feedback
40	What Devon Does and Doesn’t Do
40	Elements of 2024 Compensation
40	Overview of 2024 Pay Decisions
41	Base Salary
42	Annual Performance Bonus
43	Long-Term Incentives
46	2025 NEO Compensation
46	Compensation Process Background
46	Role of the Committee
46	Role of the Compensation Consultant
47	Use of Peer Groups
48	Tally Sheet Review
48	Additional Benefits and Compensation Information
48	Retirement Benefits
48	Other Benefits
49	Post-Termination or Change-in-Control Benefits
49	Stock Ownership Guidelines
50	Compensation Program and Risk-Taking
50	Policy for Recovery of Compensation (Clawback Policy)
50	Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information

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Our Company
EXECUTIVE COMPENSATION  (cont.)

Introduction
Purpose of Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) outlines Devon’s compensation philosophy and describes the material components of the Company’s executive compensation program for its named executive officers (NEOs). This CD&A also summarizes decisions the Compensation Committee of the Board of Directors (the Committee) made under the program for 2024. Additional information about the compensation of the NEOs is provided in the 2024 Summary Compensation Table and other tables that follow this CD&A.
Named Executive Officers
The NEOs for 2024 are the following individuals:
Executive	Position
Richard E. Muncrief	President and Chief Executive Officer
Jeffrey L. Ritenour	Executive Vice President and Chief Financial Officer
Clay M. Gaspar	Executive Vice President and Chief Operating Officer
David G. Harris	Executive Vice President and Chief Corporate Development Officer
Dennis C. Cameron	Executive Vice President and General Counsel
On March 1, 2025, Richard E. Muncrief retired from the position of President and Chief Executive Officer and member of the Board of the Company after a long and impactful career in the energy industry. Effective immediately upon Mr. Muncrief’s retirement, Clay Gaspar, previously Devon’s Executive Vice President and Chief Operating Officer, succeeded Mr. Muncrief as President and Chief Executive Officer and as a member of the Board.
In the first quarter of 2025, the Company made additional updates to its executive leadership team by eliminating the EVP and Chief Operating Officer position previously held by Mr. Gaspar and the EVP and Chief Corporate Development Officer position held by Mr. Harris before his departure from the Company. Additionally, three Senior Vice President positions were added to the executive leadership team. Information on the 2025 executive team can be found on page 34. These changes brought additional expertise to the team and increased its size from six members in 2024 to seven in 2025. As shown in the table below, the changes also lowered the target total direct compensation (“TTDC,” the sum of salary, bonus target, and LTI target) of the team by almost $7.4 million.
Position	2024 TTDC of Executive Positions as of 12/31/241,2,3	2025 TTDC of Executive Positions as of 3/1/251,2,4	Reduction1
President and Chief Executive Officer	$13,370	$10,300	-$	3,070
Executive Vice Presidents	$22,069	$11,556	-$	10,513
Senior Vice Presidents	$0	$6,214		$6,214
Total	$35,439	$28,070	-$	7,369
1 Dollar amounts shown in thousands.

2
The TTDC for Mr. Muncrief in 2024 was comprised of a $1,300,000 annual salary, a 140% bonus target, and a $10,250,000 LTI target. The TTDC for Mr. Gaspar upon his promotion into the role of President and Chief Executive Officer was $10,300,000, comprised of a $1,000,000 annual salary, 130% a bonus target, and a $8,000,000 LTI target.

3
As of December 31, 2024, the Executive Leadership team was comprised of the following: President and Chief Executive Officer, Richard E. Muncrief, Executive Vice President and Chief Financial Officer, Jeffrey L. Ritenour, Executive Vice President and Chief Operating Officer, Clay M. Gaspar, Executive Vice President and Chief Corporate Development Officer, David G. Harris, Executive Vice President and General Counsel, Dennis C. Cameron, and Executive Vice President Human Resources and Administration, Tana K. Cashion.

4
As of March 1, 2025, the Executive Leadership team was comprised of the following: President and Chief Executive Officer, Clay M. Gaspar, Executive Vice President and Chief Financial Officer, Jeffrey L. Ritenour, Executive Vice President and General Counsel, Dennis C. Cameron, Executive Vice President Human Resources and Administration, Tana K. Cashion, Senior Vice President E&P Asset Management, John D. Raines, Senior Vice President E&P Operations, Thomas Hellman, and Senior Vice President Technology, Robert F. (Trey) Lowe III.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

Note that pursuant to SEC disclosure rules, this CD&A is required to cover the NEOs as of December 31, 2024. Therefore, the following information will be focused on the NEOs that are listed in the first table above for the 2024 calendar year.
Executive Summary
Compensation Philosophy and Objectives
Devon was founded in 1971 and has been publicly held since 1988. Since 2010, the Company has successfully transitioned to a liquids-rich (oil and natural gas liquids), higher-margin, onshore North American production base and continues to transform its organizational structures and processes to allocate capital investments to the Company’s most promising assets. Devon is committed to delivering strong returns on its investments through a dynamic culture focused on innovation, safety, operational excellence, environmental stewardship, and social responsibility. The Company focuses its business on building economic value by executing on its strategic priorities of moderating production growth, emphasizing capital and operational efficiencies, optimizing reinvestment rates to maximize free cash flow, maintaining low leverage, delivering cash returns to Devon’s shareholders, and pursuing operational excellence. Devon also maintains a strong commitment to financial strength and flexibility through all commodity price cycles, as reflected in the Company’s investment grade credit ratings.
The success of Devon’s strategy is founded on a pay-for-performance compensation philosophy intended to motivate near-term operational and financial success as well as long-term stockholder value creation. As discussed throughout this CD&A, the Committee utilizes a range of quantitative and strategic measures to evaluate performance, evolving the measures as appropriate. Additionally, the Committee considers Devon’s size and scope relative to its peer group when setting compensation. Overall, an executive officer’s total compensation is weighted in favor of long-term incentives to emphasize value creation and stockholder alignment.
THE OBJECTIVES OF DEVON’S COMPENSATION PROGRAM ARE TO:

■
motivate and reward executives to drive and achieve the Company’s goal of increasing stockholder value;

■
allocate incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk; and

■
attract and retain highly trained, experienced, and committed executives who have the skills, education, business acumen, and background to create value in a large and diversified oil and gas business.

The primary components of Devon’s executive compensation program are base salary, a performance bonus, and long-term incentives (LTI). The Committee generally targets each component, as well as the aggregate of the components, at approximately the 50th percentile of the Company’s peer group. In making 2024 pay decisions for the President and CEO, the Committee targeted the 50th percentile of peer group data for the position by awarding a salary and bonus target slightly below the median and a target LTI grant slightly above the 50th percentile.
Individual compensation levels may vary from these targets based on performance, expertise, experience, responsibilities, or other factors unique to the individual’s role within the Company. The Committee also provides retirement and other benefits typical for Devon’s peer group.
2024 Company Performance Highlights and the Impact on Compensation
In 2024, Devon marked its 53rd anniversary in the oil and gas business and its 36th year as a public company. Devon’s portfolio is currently focused in four core areas: the Delaware Basin, Rockies, Eagle Ford, and Anadarko Basin. In 2024, the Company acquired the Williston Basin business of Grayson Mill Intermediate HoldCo II, LLC and Grayson Mill Intermediate HoldCo III, LLC (together, Grayson Mill), which expanded Devon’s oil production and operating scale and created immediate and long-term sustainable value to shareholders. Despite a decline in commodity prices, the actions taken by the executives during the year led the Company to exceed its 2024 goals on many of its target metrics due, in part, to operational outperformance, capital efficiency gains, and the positive contributions from Devon’s Grayson Mill acquisition.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

THE COMPANY’S ACCOMPLISHMENTS IN 2024 ARE ILLUSTRATED BY THE FOLLOWING HIGHLIGHTS:
Operational and financial achievements

■
Devon’s 2024 oil production totaled 347 MBbls/d, an 8% increase year-over-year;

■
the Company exited 2024 with $3.8 billion of liquidity, including $0.8 billion of cash;

■
the 2024 earnings attributable to Devon were $2.9 billion, or $4.56 per diluted share;

■
the 2024 core earnings (Non-GAAP) attributable to Devon were $3.1 billion, or $4.82 per diluted share;

■
the Company retired $472 million of senior notes in 2024;

■
Devon generated $6.6 billion of operating cash flow in 2024; and

■
the Company completed approximately 67% of its authorized $5.0 billion share repurchase program, with approximately 69 million of its common shares repurchased for approximately $3.3 billion, or $48.46 per share, since the inception of the plan.

Stock Performance

■
For the one, three and five-year periods ending on December 31, 2024, Devon’s TSR was -25.3%, -12.8%, and 63.4%, respectively; and

■
Devon paid fixed and variable dividends of approximately $937 million in 2024.

Response to Stockholder Feedback

Devon conducts investor outreach throughout each year to ensure that management and the Board understand issues that matter to Devon’s stockholders. During 2024, the Company had interactions with approximately 600 investors or their representatives. Devon reviews the feedback resulting from its investors and implements changes, as appropriate. The Committee generally utilizes compensation metrics that the investor community considers most important in assessing the performance of the Company and considers such metrics in its compensation decisions, including its annual performance bonus calculation as set described in further detail on page 42. For the third year, Devon is disclosing its prospective 2025 scorecard (page 46). Devon also considers the results of the most recent advisory vote on executive compensation by Devon’s stockholders, which for 2024 reflected that approximately 94% of voting stockholders voted “for” Devon’s executive compensation. With a clear majority of stockholder support for our executive compensation program, Devon did not make any material changes to the executive compensation program during the 2024 year. For a further description of Devon’s history of stockholder outreach, see prior Proxy Statements.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

What Devon Does and Doesn’t Do
Good Compensation Governance Practiced by Devon

Award Performance-Based LTI — The Company awards 60% of NEO LTI in the form of Performance Share Units (PSUs) tied to TSR. A 100% of target payout on PSUs requires TSR that exceeds the peer group median and positive TSR for the performance period is required for a payout of more than 100% of target.

Utilize a Quantitative Process for Performance Bonuses — The goals, their weightings, thresholds, and maximums are determined at the beginning of the year and the Company may make appropriate adjustments to reflect material transactions or events that occur during the year. At the end of the year, the Committee evaluates performance on the goals, assigning each a score between 0% and 200%. The total performance score is determined by multiplying each goal’s score by its weighting and then summed with all other performance-bonus goals.

Tie Realizable Pay Opportunities to Company Performance — The Committee regularly reviews the realizable pay of the President and CEO and other executive officers in light of Company performance. This has resulted in pay that aligns with Company performance.

Require Executives to Hold Devon Stock — Board-adopted guidelines establish minimum stock ownership levels for the executive officers.

Provide for Clawback of Compensation — Pursuant to a Board-adopted policy aligned with requirements under Dodd-Frank legislation and NYSE listing standards, the Company must claw back excess executive incentive compensation if the financial or operational measures on which they are based are later subject to restatement.

Dialog to Promote Continuous Improvement — On an annual basis, the Committee or Board Chair, as appropriate, conducts in-depth, confidential, one-on-one interviews with each executive officer, which is a highly effective tool in the Committee’s oversight.

Controversial Compensation Governance Not Practiced by Devon
Enter into Egregious Employment Agreements — The Company does not enter into contracts containing multi-year guarantees of salary increases or non-performance-based bonuses or equity compensation.

Allow Excessive Severance Benefits and/or Liberal Change-in-Control Payments — Employment agreements do not provide cash payments that exceed three times base salary plus target/average/last paid bonus; do not contain liberal change-in-control definitions; and, do not provide severance payments without job loss (i.e., no “single trigger” cash severance or equity vesting solely with a change-in-control).

Allow Risky Transactions in the Company’s Stock — Company policy prohibits the executives from engaging in short-term or speculative transactions or hedging or pledging Devon’s common stock.
Reprice or Replace Underwater Options — The Company does not reprice or replace underwater stock options.
Permit Abusive Perquisites Practices — Perquisites made available to the executives are limited.
Elements of 2024 Compensation
Overview of 2024 Pay Decisions
Most of the Company’s overall executive compensation is delivered through performance bonuses and LTI awards, each of which correlate with Company performance. The Committee considered incentive compensation for 2024 at two different times. At the January 2024 meetings, the Committee considered 2024 LTI grants and salary increases. At the Committee’s January 2025 meeting, the Committee considered and calculated the earned amounts of 2024 performance bonuses.
As illustrated below, compensation decisions made by the Committee resulted in awards heavily weighted toward TSR and achievement of other 2024 Company performance measures. Approximately 91% of the value of total direct compensation awarded to the President and CEO, and an average of approximately 87% of the value of total direct compensation awarded to the other NEOs, was delivered through performance bonuses and LTI.

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EXECUTIVE COMPENSATION  (cont.)

Each year, the Committee refers to the following factors in considering any compensation decisions for the NEOs:
■ Company performance in relation to goals pre-approved by the Board, including the Company’s TSR performance as compared to peers;
■ Each NEO’s individual performance during the year, including the performance of the business or organizational unit for which the officer is responsible;
■ Devon’s pay-for-performance compensation philosophy and objectives (see section titled “Compensation Philosophy & Objectives” on page 38);
■ Input from the Compensation Consultant (see section titled “Role of the Compensation Consultant” on page 46 for additional information);
■ The Committee’s review of competitive market data provided by the Compensation Consultant; and
■ The President and CEO’s recommendations with respect to the compensation of the other NEOs.
The Committee regularly reviews the above-listed factors when considering compensation decisions and from time-to-time changes or supplements its analysis with other factors.
Base Salary
Base salary typically represents a smaller portion of total executive compensation than the combination of long-term incentives and performance bonus, which vary year-to-year based on performance. Competitive salaries, however, are vital to ensuring that the Company attracts and retains executives who have a combination of business acumen, significant industry experience, and length of service with the Company. In evaluating salary levels each year, the Committee generally considers the following factors:
■
the competitive position of the executive’s base salary compared to similarly situated executives at Devon’s peer companies, as set forth on page 47;

■
the scope of responsibility, experience, and tenure of the executive and the executive’s potential to take on greater or different responsibilities; and

■
the Company’s cost structure.

Based on the foregoing considerations, the Committee approved salary increases for all NEOs at its January 2024 meetings. The Summary Compensation Table’s entries for “Salary” reflect the base salary received by the NEOs during 2024 from Devon. Those entries may be different than the rates listed below due to salary changes taking effect after the start of 2024.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

Executive	Annual Salary Rate in Effect 12/31/231	2024 Annual Salary Rate Set at January Meetings1	% Change
Richard E. Muncrief	$1,250.0	$1,300.0	4.0%
Jeffrey L. Ritenour	$680.3	$707.5	4.0%
Clay M. Gaspar	$680.3	$707.5	4.0%
David G. Harris	$669.3	$707.5	5.7%
Dennis C. Cameron	$600.0	$624.0	4.0%
1Dollar amounts shown in thousands.
Annual Performance Bonus
In awarding performance bonuses, the Committee uses a formula that establishes a performance-bonus target for each NEO based on a percentage of his base salary. In establishing performance-bonus targets, the Committee considers industry benchmarks for the relevant officer position as well as the scope of responsibility associated with the position. For 2024, performance-bonus targets for NEOs ranged from 80% to 140% of base salary rate, which is consistent with the performance-bonus range of the company executives of Devon’s peers as set forth on page 47.
Performance-bonus payouts depend on the Company’s performance in relation to the structured and measurable goals approved by the Board at the beginning of the year, as well as the individual executive’s contributions to the achievement of those goals. The goals were selected because they are critical to the Company’s near-term performance, its prospects for sustainable growth in returns, and the creation of long-term value for the Company and its stockholders.
The table below provides detail on the Company’s performance on the goals set for 2024. As reflected in the table, the Board assigns a separate weighting to each performance measure to reflect the relative importance of the measure for the year. The Committee aggregates the weighted performance score for each measure to arrive at an overall Company performance score. In setting each measure’s threshold, target, and maximum, the Committee considers:
■
The Company’s performance on similar measures during the prior year

■
The Company’s annual operating and capital plan and budget

■
The outlook for commodity prices

■
Other relevant measures, including macroeconomic conditions

After a review of market conditions and its asset portfolio, the Company decided to decrease its Total Capital Expenditures throughout 2024. In response, the Committee set the target for 2024 Total Capital Expenditures lower than that of 2023. Furthermore, even though the Total Capital Expenditures target was lowered from 2023 to 2024, the Total Production target was increased from 2023 to 2024 to set a challenging goal for the Company to optimize production with decreased capital. Finally, the lower prevailing outlook for commodity prices at the time of the Company’s 2024 goalsetting translated into lower targets for Free Cash Flow Goal and Cash Return on Capital Employed. See below for information on Devon’s 2024 targets as compared to 2023 performance on comparable measures. Devon believes these changes accurately reflect the environment in which the Company anticipated that it would operate in 2024, while retaining demanding goals and incentives for our NEOs.
Measure	Threshold	Target7	Maximum	Outcome	Weight	Score5	Weighted Score
Free Cash Flow1 ($, Millions)	$1,485	$2,235	$3,235	$2,943	25%	171%	42.75%
Cash Return on Capital Employed1,2 (CROCE)	21%	31%	41%	36%	25%	147%	36.75%
Total Capital Expenditures1 ($, Millions)	$3,780	$3,600	$3,240	$3,631	10%	91%	9.10%
Total Oil and Gas Production (MBOE/day)	656	691	760	737	10%	167%	16.70%
Health & Safety3	See Footnote 3				15%	190%	28.50%
Environmental Performance4	See Footnote 4				15%	165%	24.75%
2024 Company Performance Score6	See Footnotes 5 and 6						158%

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EXECUTIVE COMPENSATION  (cont.)

1
The financial results considered by the Committee when determining the performance bonuses were based on the Company’s best reasonable estimates available at that time. Although the actual results varied from such estimates in certain instances, none of the variances were material in amount or significance. These financial measures are not calculated in accordance with GAAP. Please refer to Appendix A for additional information regarding these financial measures, including reconciliations to their most directly comparable GAAP measure.

2 CROCE is a capital returns measure. A reconciliation of this goal to the Company’s financial statements can be found in Appendix A.

3
The Company’s “Health and Safety” goal is comprised of (i) SIF (Serious Incident & Fatality) Actual Rate Reduction (90% of total), which included a goal to reduce the SIF Actual Rate from the 2023 outcome, and (ii) Utilization of SIF Learnings, which included a goal to elevate SIF learnings and implement process improvements from the 2023 levels (10% of total). The 2024 target for the Actual Rate Reduction was a reduction from the 2023 outcome to .016 per 200,000 hours worked, which resulted in a score of 200% target score. The Utilization of SIF Learnings, a continuous performance measure, generated a score of 100%. The total score for the “Health and Safety” goal, when sub-measures (i) and (ii) were weighted and combined, was 190%.

4
The “Environmental Performance” Goal consisted of (i) Methane Emissions Intensity Reduction (40% of total), (ii) Methane Emissions Detection Reduction (30% of total), and (iii) Spill Rate Reduction (30% of total). The goal of the Methane Emissions Intensity Reduction target was a decrease from the 2023 methane emissions intensity level of 1.62. The 2024 outcome was 1.32, which resulted in a score of 150% of target score. The Methane Emissions Detection Reduction target was a reduction in methane detections intensity from the 2023 actual levels of 10.8%. The 2024 outcome was 9.8%, resulting in a score of 150% target score. The Spill Rate Reduction target was a decrease in barrels spilled from the 2023 outcome of barrels of liquid spilled of 16.42. The 2024 outcome was 7.95, resulting in a score of 200% target score. The total score for the “Environmental Performance,” when sub-measures (i), (ii), and (iii) were weighted and combined, was 165%.

5
Outcomes that fall below the Threshold are scored at 0%; Outcomes between Threshold and Target are scored between 50% and 100%; Outcomes between Target and Maximum are scored between 100% and 200%; and Outcomes that exceed the Maximum are scored at 200%.

6
The sum of each measure’s weighted score was 158.55%. The Committee rounded the sum of the weighted scores down to the nearest whole percent, which resulted in the 2024 Company Performance Score of 158%.

7
The 2024 targets for these measures were set at the beginning of the year and the Company may make appropriate adjustments to reflect material transactions or events that occur during the year. As such, the original targets for Free Cash Flow, CROCE, Total Capital Expenditures, and Total Production were modified to reflect the incremental impact of the Grayson Mill transaction. The original targets were as follows: for Free Cash Flow ($ in Millions), $2,180; for CROCE, 34%; for Total Capital Expenditures ($ in Millions), $3,450; for Total Production, 665 MBOE/day.

Once the 2024 Company Performance Score was determined, the Committee determined the NEO performance bonuses as shown below. The process for determining performance bonuses relies on Company pre-established performance measures and the application of set formulas to arrive at the bonus amounts. However, the Committee maintains the authority to adjust the amount of an executive’s performance bonus within the range of the bonus pool (0% to 200% of target) based upon individual contributions, market conditions, or other factors. The Committee exercised no discretion in the determination of 2024 bonus payouts for NEOs.
Executive	2024 Annual Salary Rate1	X	Bonus Target %	X	Company Performance Score	=	2024 Performance Bonus1
Richard E. Muncrief	$1,300.0		140%		158%		$2,875.6
Jeffrey L. Ritenour	$707.5		90%				$1,006.1
Clay M. Gaspar	$707.5		100%				$1,117.9
David G. Harris	$707.5		90%				$1,006.1
Dennis C. Cameron	$624.0		80%				$788.7
1Dollar amounts shown in thousands.
Please note that the Summary Compensation Table’s entries for Non-Equity Incentive Plan Compensation in 2024 reflect the annual performance bonuses provided above.
Long-Term Incentives
A key element of Devon’s compensation program is to align pay and performance by rewarding executive officers for long-term strategic accomplishments and enhancement of long-term stockholder value through equity-based incentives that vest over an extended period of time. LTI compensation plays an essential role in attracting and retaining executive officers and aligns their interests with the long-term interests of Devon’s stockholders. As shown on page 41, LTI is the largest component of NEOs’ total direct compensation (71% for the CEO and 68% for other NEOs).

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EXECUTIVE COMPENSATION  (cont.)

The following table describes the purpose and structure of the LTI granted to the NEOs at the Committee’s meetings to set 2024 executive compensation:
Restricted Stock Awards (RSAs)
Purpose: Awards of RSAs foster long-term stock ownership, strengthen alignment with stockholders, and promote executive retention during the vesting period.
Additional Details: Devon grants RSAs that vest ratably over four years, 25% on each anniversary of the grant date.
Performance Share Units (PSUs)
Purpose:
Awards of PSUs encourage executives to make decisions and take actions that promote Company performance and long-term stockholder return.

Additional Details:
■
Executives may earn between 0% and 200% of the shares underlying the grant based on the Company’s TSR relative to peer companies1 over a three-year performance period (for 2024 grants, January 1, 2024 through December 31, 2026).

■
Payout will be determined as of the end of the performance period. The grid below further details the relationship between relative performance and payout levels.

■
Executives may earn the targeted number of shares (100%) only if the Company’s TSR outperforms that of at least half of peers (6th relative position or higher).

■
Without respect to Devon’s relative TSR position, executives may earn no more than the targeted number of shares (100%) if the Company’s TSR is negative during the performance period.

PSU Payout Schedule
Devon’s Relative TSR Position	1st	2nd	3rd	4th	5th	6th	Median	7th	8th	9th	10th	11th	12th
% of Target Shares Earned	200%	200%	175%	150%	125%	100%		88%	75%	63%	50%	0%	0%

1
The peer companies used for comparison for the PSU grants were selected in January 2024 at the time the grant was approved. The peers are APA Corporation, Chesapeake Energy Corporation (now named Expand Energy Corporation), ConocoPhillips, Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv Inc., the S&P 500 Index, and the SPDR® S&P® Oil & Gas Exploration & Production ETF.

At its January 2024 meetings, the Committee approved LTI grant values that were competitive with those most recently granted to similarly situated executives at peer companies. The Committee also determined that the pursuit of strategic Company goals and creation of stockholder value would again be promoted by linking 60% of the LTI awarded for the 2024 year to Company performance and 40% to long-term stock ownership, thereby strengthening the alignment between interests of executives and stockholders. Accordingly, the two types of LTI granted to NEOs were PSUs and time-based RSAs, respectively.

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EXECUTIVE COMPENSATION  (cont.)

LTI Granted in 20241
Executive	Item2	Target Performance Share Units3	Restricted Stock	Total
Richard E. Muncrief	Share Number	145,597	97,065	242,662
	Grant Value	$6,150	$4,100	$10,250
Jeffrey L. Ritenour	Share Number	53,978	35,985	89,963
	Grant Value	$2,280	$1,520	$3,800
Clay M. Gaspar	Share Number	58,239	38,826	97,065
	Grant Value	$2,460	$1,640	$4,100
David G. Harris	Share Number	53,978	35,985	89,963
	Grant Value	$2,280	$1,520	$3,800
Dennis C. Cameron	Share Number	36,932	24,622	61,554
	Grant Value	$1,560	$1,040	$2,600
1 Dollar amounts shown in thousands.
2 For each NEO, the Committee first determines the total value of LTI to be awarded then divides the total value between 60% PSUs and 40% RSAs.

3
In accordance with applicable accounting requirements, Devon uses a different valuation method in the Summary Compensation Table (in this case, a Monte Carlo simulation) for PSUs than in this table. The Monte Carlo simulation for PSUs, when valued for purposes of inclusion in next year’s Summary Compensation Table as compensation for 2024, requires Devon to assign a higher value per unit than the closing price of the Company’s stock as of the grant approval date.

Additionally, at its January 2025 meetings, the Committee certified that the Company achieved the eighth highest TSR out of a twelve-company and Index peer group for the three-year period associated with the PSUs granted in February of 2022 with a performance period that ended December 31, 2024 when contemplating the thirty trading-day average beginning and ending prices outlined in the grant agreement. Pursuant to the grant’s applicable terms and conditions, the percent of target shares paid out and deemed vested for each participant was 75%. The Committee further noted that the PSUs were operating as designed, as evidenced by the cumulative $6.66 million decrease in value of the 2022 PSU granted to the NEOs. Further information about this grant is provided in the “Outstanding Equity Awards at Fiscal Year End” table on page 54.
Executive	2022 PSU Grant Value1,2	Value of PSU on Last Day of Performance Period1,3	$ Difference1		% Difference
Richard E. Muncrief	$5,250	$2,468	-$	2,782	-53%
Jeffrey L. Ritenour	$1,920	$903	-$	1,017
Clay M. Gaspar	$2,280	$1,072	-$	1,208
David G. Harris	$1,920	$903	-$	1,017
Dennis C. Cameron	$1,200	$564	-$	636
Total	$12,570	$5,909	-$	6,661
1 Dollar amounts shown in thousands.

2
The values shown are the grant date closing price, $52.22, multiplied by the target shares granted, which were: for Mr. Muncrief, 100,537; for Messrs. Ritenour and Harris, 36,768; for Mr. Gaspar, 43,662; and for Mr. Cameron, 22,980.

3 The values shown are the performance period end date closing price, $32.73, multiplied by the 75% of target shares earned.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

2025 NEO Compensation
For further transparency, Devon’s Board decided to proactively disclose changes to certain aspects of NEO compensation structure.
The Company performance scorecard used to determine performance bonuses for 2025 will be based on the following measures and weighted as shown.

Measure	Weight
Free Cash Flow (FCF)	25%
Cash Return on Capital Employed (CROCE)	25%
Total Capital Expenditures	10%
Total Oil and Gas Production	10%
Health & Safety	15%
Environmental Performance	15%
Devon’s Board decided that using substantially the same goals in 2025 as 2024 best promotes continued growth of shareholder returns.

In 2025, LTI for NEOs was again granted in the form of PSUs based on relative TSR (60%) and RSAs (40%). The peer group for the 2025 PSU grant is: APA Corporation, ConocoPhillips, Coterra Energy Inc., Diamondback Energy, Inc., EOG Resources, Inc., Expand Energy Corporation, Occidental Petroleum Corporation, Ovintiv Inc., Permian Resources Corporation, the S&P 500 Index, and the SPDR® S&P® Oil & Gas Exploration & Production ETF.

Compensation Process Background
The Committee is responsible for and directs the process of reviewing and determining compensation for the NEOs. The Committee retains an independent Compensation Consultant for guidance and expertise during the process. The role of the Committee and the compensation consultant, which includes the development of a peer group the Committee uses for comparing the executive officers’ compensation, is further described in the following sections.
Role of the Committee
The Committee establishes the Company’s executive compensation philosophy and administers the overall executive compensation program. The Committee operates under a written charter approved by the Board, a copy of which is available at the Company’s website, www.devonenergy.com.
Every year, either the Committee or the Board Chair, as applicable, conducts an individual, in-depth, confidential interview with each executive officer to discuss the officer’s analysis of the Company’s overall performance for the year, performance within the officer’s area of responsibility, and any issues or concerns the officer may have regarding the Company’s operations and results. The Committee believes this is a highly effective tool in the Committee’s oversight. In addition, the President and CEO discusses with the Committee or Board Chair, as applicable, his evaluation of each executive officer’s performance, development, and potential to take on greater or different responsibilities. The President and CEO also provides compensation recommendations to the Committee for all NEOs (other than himself).
The Committee considers the various factors described in this CD&A, including the interviews with NEOs and the President and CEO’s evaluations of each NEOs performance and, in a closed session without the President and CEO present, the Committee sets the President and CEO’s compensation. The Committee then determines whether to approve the compensation recommendations provided by the President and CEO for the other executive officers.
Role of the Compensation Consultant
For 2024, the Committee retained Meridian Compensation Partners, LLC (Compensation Consultant) as its independent compensation consultant. The Compensation Consultant evaluated the competitiveness of the Company’s program and

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EXECUTIVE COMPENSATION  (cont.)

reviewed the executive compensation program design. The Committee has the final authority to hire and terminate the Compensation Consultant, and the Committee annually evaluates the performance of the Compensation Consultant.
In selecting its consultant, the Committee considers factors that could affect the Compensation Consultant’s independence, including whether the consultant provides services to the Company other than under its engagement by the Committee, and the other factors set forth in the Committee’s Charter. When reviewing the Compensation Consultant’s independence, the Company also considered the fact that Devon’s business represents only a very small portion of the Compensation Consultant’s overall revenue. Based on this review, the Committee determined that the Compensation Consultant had no conflicts of interest.
Use of Peer Groups
In addition to the use of a peer group for PSU relative performance page 44, Devon uses a peer group to compare executive compensation levels, as shown below. To successfully compete for executive talent, the Committee, working with the Compensation Consultant, annually compares the compensation of the executive officers to the compensation of similarly situated executives at peer companies with business operations focused on the exploration and production of oil and gas and compensation practices common to the energy industry. In establishing a peer group, the Committee primarily seeks companies with asset and market values similar to the Company. The Committee also considers enterprise values, calculated as common equity value plus net long-term debt and preferred stock, and certain operational and financial measures indicative of size and scope. Additionally, the Committee considers operational comparability and geographic overlap of the assets of potential peer companies. The Committee believes these criteria are appropriate for determining peers because they provide a reasonable point of reference for comparing executives with similar positions and responsibilities. The peer companies used in setting 2024 pay are listed below, as are the peer companies selected at the end of 2024 for use in 2025.
Peer Company	2024	2025
APA Corporation	●	●
ConocoPhillips	●	●
Coterra Energy Inc.	●	●
Diamondback Energy, Inc.	●	●
EOG Resources, Inc.	●	●
Hess Corporation	●	●
Marathon Oil Corporation	●	●
Occidental Petroleum Corporation	●	●
Ovintiv, Inc	●	●
Pioneer Natural Resources	●
Devon Energy Corporation Percentile of Peer Group1
● Market Capitalization	47th	42nd
● Enterprise Value	47th	43rd
● Assets	51st	53rd
● Revenue	61st	65th

1
As of Devon’s peer selection at the end of 2024 for use in 2025, the Market Capitalization and Enterprise Value were calculated at the time of Devon’s peer selection, Assets were calculated from the then-most recent quarterly filing, and Revenue was calculated from the aggregate of the then-most recently disclosed four calendar quarters.

Although there are other companies that have been considered by the Company and/or proposed by third parties, after consideration and discussion with its Compensation Consultant, Devon determined that inclusion of additional peers was not appropriate at this time. For example, after review, EQT Corporation and Texas Pacific Land Corp. did not meet the Committee’s criteria to be included in the peer companies selected for use in 2024 and 2025. At the time of Devon’s peer selection, EQT Corporation, as a natural gas company focused on operating primarily in the Marcellus Basin, was operationally and geographically distinct from Devon, and was deemed to not be an appropriate peer comparison for Devon. Additionally, EQT Corporation maintains certain compensation practices that are not common in the energy industry, such as providing a $1 salary as compensation to its chief executive officer. Texas Pacific Land Corp. was

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EXECUTIVE COMPENSATION  (cont.)

determined to be an inappropriate peer because at the time of Devon’s peer selection, it did not produce oil and gas, which Devon considers to be an operationally material factor in setting its peer group.
The Committee’s peer group analysis consists of all components of total direct compensation, including base salary, annual performance bonus, and long-term equity incentives. The Compensation Consultant collected and summarized compensation data from the proxy statements of the peer group companies and the Compensation Consultant’s proprietary databases. Additionally, the Compensation Consultant introduced reference points from similarly sized companies in the broader oil and gas industry as well as non-energy industries to bring further context to the Committee’s decision making.
Tally Sheet Review
Prior to making compensation decisions, the Committee annually reviews tally sheets for executive officers that include all elements of compensation, including potential payments under various termination scenarios. Tally sheets allow the Committee to evaluate compensation elements individually and collectively. Please refer to the tables that follow this CD&A for additional information on the final compensation amounts determined for the 2024 year.
Additional Benefits and Compensation Information
Retirement Benefits
Defined Benefit Plans
Based on his hire date with the Company, Mr. Ritenour is the only NEO eligible to participate in the defined benefit plan maintained by the Company. Devon’s qualified Defined Benefit Plan provides annual retirement income based on a formula that considers the executive’s final average compensation, Social Security benefits, and years of credited service with the Company. In 2007, employees were given the choice to continue their accruals under the plan or become eligible for the 8% Company 401(k) contribution described below. Mr. Ritenour elected to have his benefit under the Defined Benefit Plan frozen and began to receive the enhanced 401(k) contribution in 2008.
Defined Contribution Plans
All NEOs participate in a qualified 401(k) Plan that provides for a Company match of up to 6% of their earnings and a non- matching Company contribution of 8% of their compensation. Under the Supplemental Contribution Restoration Plans (SCRPs) the Company may make supplemental contributions that would otherwise be subject to limitations in the Internal Revenue Code based on the compensation of the executives.
Nonqualified Deferred Compensation Plans
Devon maintains a nonqualified Deferred Compensation Plan that allows eligible employees to defer cash compensation beyond the limits placed on the 401(k) Plan by the Internal Revenue Code and permits the Company to contribute a match to the extent that the match available under the qualified 401(k) Plan is limited.
For additional information on the plans and the value of accumulated benefits for the NEOs under the various plans described in this “Retirement Benefits” section, please refer to the “Pension Benefits” section beginning on page 55 and the “Nonqualified Deferred Compensation” section beginning on page 57.
Other Benefits
Details regarding the perquisites made available to Devon’s executives may be found in the “All Other Compensation” table on page 53. The perquisites for 2024 were:
■
limited personal use of aircraft, as approved by the President and CEO, and occasional use of aircraft for spouses to accompany executives on business-related travel for Devon;

■
an executive physical;

■
use of sports/entertainment tickets typically arising through commercial sponsorships of the Company;

■
a reimbursement program for financial planning services; and

■
a Company match, up to $10,000, of charitable contributions made to non-profit organization(s) by the executive.

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EXECUTIVE COMPENSATION  (cont.)

Post-Termination or Change-in-Control Benefits
Devon maintains an employment agreement with each of the NEOs. These agreements do not guarantee continued employment, but they do place certain restrictions on the executives during and after their employment with the Company. Through these agreements, each NEO is provided certain additional compensation if employment is involuntarily terminated other than for “cause” or if the NEO voluntarily terminates employment for “good reason,” as those terms are defined in the relevant agreements. Also, in these situations, the applicable NEO fully vests in any unvested LTI awards subject to certain covenants and agreements and proration as described below. The agreements also provide certain benefits in the event of a termination within a two-year period following a change-in-control.
The employment agreements do not include “gross-up” provisions that obligate the Company to pay an additional amount to the NEO if benefits under the agreement or any other Company arrangement are subject to the tax imposed on excess parachute payments by Section 4999 of the Internal Revenue Code.
The Company’s award agreements for LTI granted to the NEOs provide that officers who meet certain years-of-service and age criteria are eligible to continue to vest as scheduled in outstanding awards following retirement subject to certain covenants and agreements. See page 60 for additional details.
The unvested shares underlying LTI awards are eligible for continued or accelerated vesting post termination in the case of a severance-related employment termination or a retirement. Such terminations occurring prior to the first anniversary of the grant date result in a pro-rata reduction in the number of shares eligible for continued or accelerated vesting post termination.
Arrangements with post-termination and change-in-control benefits are typical in the oil and gas industry and necessary in order to compete for executive talent. Please refer to the “Potential Payments Upon Termination or Change-in-Control” section beginning on page 59 for detail on amounts that could be payable under certain scenarios and additional information on the Company’s employment agreements.
Stock Ownership Guidelines
Ownership of Devon’s stock by the executives aligns their interests with the interests of Devon’s stockholders. Accordingly, the Board maintains stock ownership guidelines that require each executive officer who has served in such capacity for at least five years to own shares of common stock at least equal in value to a multiple of his or her base salary. The guidelines establish the following minimum ownership levels:
Officer Title	Share Ownership Requirement
President and CEO	Six times base salary
Other Named Executive Officers	Three times base salary
The guidelines require an executive officer who has served in such capacity less than five years to maintain ownership of at least one-half of the shares of Devon common stock received through equity-based awards from the Company (net of taxes) until the officer meets his or her ownership requirement.
Compliance with the ownership guidelines is determined at the end of each year. As of December 31, 2024, each of the NEOs held stock in excess of the levels required in the guidelines. The executives have historically maintained share ownership levels well above the Company’s guidelines. For purposes of calculating share ownership levels, the Board includes:
(i)
shares owned directly by the officer and his or her immediate family members who share the same household,

(ii)
shares owned beneficially by the officer and his or her immediate family members who share the same household, and

(iii)
unvested restricted stock.

For additional detail on the stock owned by NEOs, please refer to “Security Ownership of Management” table on page 70.

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EXECUTIVE COMPENSATION  (cont.)

Compensation Program and Risk-Taking
The Company’s executive compensation program is designed to provide executive officers incentives for the achievement of near-term and long-term objectives, in a manner that motivates executives to take measured and appropriate risk. As part of its review of the impact of the Company’s executive compensation programs on the Company’s risk profile and risk management, the Committee noted the following factors that discourage the Company’s executives from taking unnecessary or excessive risk:
■
the Company’s operating strategy and related compensation philosophy;

■
the effective balance of Devon’s compensation program between cash and equity, near-term and long-term focus, corporate and individual performance, and financial and non-financial performance;

■
a multi-faceted approach to performance evaluation and compensation that does not reward an executive for engaging in risky behavior to achieve one objective to the detriment of other objectives;

■
significant executive stock ownership pursuant to Devon’s stock ownership guidelines; and

■
the Board’s annual risk assessment process.

Based on this review, the Committee believes that the executive compensation programs do not encourage executives to take unnecessary or excessive risk.
Policy for Recovery of Compensation (Clawback Policy)
The Company has maintained a policy concerning the recovery of bonuses, incentives, and equity-based compensation awarded to executive officers under certain circumstances (the Clawback Policy) since 2013. In 2023, the Company revised its Clawback Policy to align with new rules of the SEC and NYSE regarding incentive-based compensation. In the event of a restatement of the Company’s financial statements that leads to a revision of one or more performance measures on which incentive compensation was based, the Committee will recoup, through reimbursement, forfeiture, or other reasonable methods, amounts required to be clawed back under the Clawback Policy.
Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Nonpublic Information
Devon does not currently grant stock options or option-like equity awards to our employees or directors and therefore does not have a formal practice or policy with respect to the grant of stock options or option-like awards.

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Our Company
EXECUTIVE COMPENSATION  (cont.)

Compensation Committee Report
The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Committee has reviewed and discussed the preceding Compensation Discussion and Analysis section with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

Respectfully submitted, The Compensation Committee Robert A. Mosbacher, Jr., Chair Barbara M. Baumann Ann G. Fox Kelt Kindick Karl F. Kurz
Pictured above (from left to right): Kelt Kindick, Barbara Baumann, Robert Mosbacher, Jr., Karl Kurz, Ann Fox

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EXECUTIVE COMPENSATION  (cont.)

Summary Compensation Table
The following table and accompanying footnotes summarize the compensation earned, awarded, paid, or attributed to the NEOs for the years indicated below. The NEOs are the President and Chief Executive Officer, the Chief Financial Officer, and three other executive officers of the Company serving as of December 31, 2024. This table should be read together with the Compensation Discussion and Analysis (starting on page 36 of this Proxy Statement), which includes information about Company performance for 2024, the Company’s compensation philosophy and objectives, the programs and plans that underlie executive officer compensation opportunities, and the Committee’s process for awarding compensation.
Name and Principal Position	Year	Salary ($)1	Stock Awards ($)2	Non-Equity Incentive Plan Compensation ($)3	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)4	All Other Compensation ($)5	Total ($)
Richard E. Muncrief President and Chief Executive Officer	2024	1,292,308	12,397,599	2,875,600	0	474,543	17,040,050
	2023	1,232,846	11,421,978	1,641,300	0	587,027	14,883,151
	2022	1,132,577	10,404,927	2,442,100	0	545,173	14,524,777
Jeffrey L. Ritenour Executive Vice President and Chief Financial Officer	2024	703,315	4,596,212	1,006,100	3,515	200,103	6,509,245
	2023	674,362	4,217,399	556,600	24,719	247,109	5,720,189
	2022	638,362	3,805,243	952,900	0	254,304	5,650,809
Clay M. Gaspar Executive Vice President and Chief Operating Officer	2024	703,315	4,959,051	1,117,900	0	226,527	7,006,793
	2023	674,362	4,685,973	687,100	0	290,219	6,337,654
	2022	638,362	4,518,726	1,058,800	0	279,155	6,495,043
David G. Harris Executive Vice President and Chief Corporate Development Officer	2024	701,622	4,596,212	1,006,100	0	213,494	6,517,428
	2023	663,469	4,217,399	608,400	0	254,217	5,743,485
	2022	628,108	3,805,243	937,600	0	250,059	5,621,010
Dennis C. Cameron Executive Vice President and General Counsel	2024	620,308	3,144,788	788,700	0	189,440	4,743,236
	2023	584,615	2,928,830	484,800	0	207,349	4,205,594
	2022	496,154	2,378,276	660,000	0	192,956	3,727,386

1
At its January 2024 meetings, the Committee increased Mr. Muncrief’s annual base salary rate to $1,300,000, Mr. Ritenour’s annual base salary rate to $707,500, Mr. Gaspar’s annual base salary rate to $707,500, Mr. Harris’s annual base salary rate to $707,500, and Mr. Cameron’s annual base salary rate to $624,000. These rates took effect on February 10, 2024.

2
The dollar amounts reported in this column represent the aggregate grant date fair values of the stock awards, as determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions used to value stock awards are discussed in Note 4 — Share-Based Compensation of the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. For restricted stock, values are based on the closing price of the Company’s common stock on the grant date. In valuing the PSU awards, the Company used a Monte Carlo simulation. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. If a maximum, rather than target, number of shares is used to determine the maximum award opportunity for the NEOs for the 2024 PSU awards, the grant date value of the awards is as follows: Mr. Muncrief, $16,595,146; Mr. Ritenour, $6,152,412; Mr. Gaspar, $6,638,081; Mr. Harris, $6,152,412; and Mr. Cameron, $4,209,509.

3 This column reflects performance cash bonuses awarded to the NEOs.

4
The dollar amounts reported in this column reflect the aggregate change in the actuarial present value of each participating NEO’s accumulated benefits under the Company’s Defined Benefit Plan during the applicable year. The amounts shown for each year do not reflect payments made to the executives during the applicable year. None of the NEOs received above market or preferential earnings on deferred compensation in any of the reported years. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after Devon’s Defined Benefit Plan was closed to new participants in 2007. At the time the plans closed to new participants, Mr. Ritenour elected to freeze his participation in these plans and instead participate in the Company’s enhanced defined contribution plan. Under the Defined Benefit Plan, Mr. Ritenour continues to earn years of vesting service only.

5 Details for the amounts shown in this column for 2024 are reflected in the supplemental table immediately below.

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EXECUTIVE COMPENSATION  (cont.)

The following supplemental table shows the components of “All Other Compensation” for 2024 in the Summary Compensation Table.
Name	Group Term Life Insurance Premiums ($)	401(k) Plan Employer Match and Retirement Contribution ($)	Deferred Compensation Plan Employer Match ($)	Defined Contribution Restoration Plan and Supplemental Contribution Plan Employer Contribution ($)	Other Perquisites ($)1	Charitable Match ($)	Total ($)
Richard E. Muncrief	14,478	46,000	155,316	209,389	49,360	—	474,543
Jeffrey L. Ritenour	2,622	46,000	54,895	75,493	21,093	—	200,103
Clay M. Gaspar	2,622	46,000	62,725	85,933	19,247	10,000	226,527
David G. Harris	2,622	46,000	57,901	79,502	17,469	10,000	213,494
Dennis C. Cameron	7,524	46,000	45,606	63,109	17,201	10,000	189,440

1
Perquisites made available to Devon’s executives include the following: financial planning services, an annual executive physical exam, sports/entertainment tickets typically arising from commercial sponsorships of the Company, and limited, pre-approved personal use of the Company aircraft, which may include travel for any immediate family members of such NEO included on the trip. The perquisite amounts set forth in the above table consist of the following: Mr. Muncrief — personal use of Company aircraft ($48,625) and sports/entertainment tickets ($735); Mr. Ritenour — financial planning ($12,000), executive physical ($8,838), and sports/entertainment tickets ($255); Mr. Gaspar — financial planning ($12,000), executive physical ($5,976), and sports/entertainment tickets ($1,271); Mr. Harris — financial planning ($12,000), executive physical ($5,149), and sports/entertainment tickets ($320); Mr. Cameron — financial planning ($12,000), executive physical ($4,946), and sports/entertainment tickets ($255). Although no reportable perquisite amounts were incurred, Mr. Muncrief and Mr. Gaspar occasionally had their spouses accompany them on business-related flights. However, pursuant to IRS guidance, such travel resulted in taxable income for Mr. Muncrief and Mr. Gaspar for the year, which was calculated at the Standard Industry Fare Level rate.

Grants of Plan-Based Awards
The following Grants of Plan-Based Awards table sets forth information concerning performance bonuses, restricted stock, and performance share units granted during 2024 for the NEOs as described below. The long-term incentive awards reflected below are the only equity-based incentives granted to the NEOs in the year.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units (# shares)	Grant Date Fair Value of Stock Awards3 ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# shares)	Target (# shares)	Maximum (# shares)
Richard E. Muncrief	1/23/2024	910,000	1,820,000	3,640,000	—	—	—	—	—
	2/10/2024	—	—	—	—	—	—	97,065	4,100,026
	2/10/2024	—	—	—	72,798	145,597	291,194	—	8,297,573
Jeffrey L. Ritenour	1/23/2024	318,375	636,750	1,273,500	—	—	—	—	—
	2/10/2024	—	—	—	—	—	—	35,985	1,520,006
	2/10/2024	—	—	—	26,989	53,978	107,956	—	3,076,206
Clay M. Gaspar	1/23/2024	353,750	707,500	1,415,000	—	—	—	—	—
	2/10/2024	—	—	—	—	—	—	38,826	1,640,010
	2/10/2024	—	—	—	29,119	58,239	116,478	—	3,319,041
David G. Harris	1/23/2024	318,375	636,750	1,273,500	—	—	—	—	—
	2/10/2024	—	—	—	—	—	—	35,985	1,520,006
	2/10/2024	—	—	—	26,989	53,978	107,956	—	3,076,206
Dennis C. Cameron	1/23/2024	249,600	499,200	998,400	—	—	—	—	—
	2/10/2024	—	—	—	—	—	—	24,622	1,040,033
	2/10/2024	—	—	—	18,466	36,932	73,864	—	2,104,755

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EXECUTIVE COMPENSATION  (cont.)

1
The evaluation of the Company’s preset performance scorecard goals for the year may result in a bonus payment of zero. The amounts shown in the columns reflect a range of possible payouts for the performance bonus awards made on the dates indicated; “Threshold ($)” assumes achievement of Threshold results on each scorecard measure used to evaluate 2024 Company performance and “Maximum ($)” assumes achievement of Maximum results on each scorecard measure used to evaluate 2024 Company performance. Performance related to these awards was determined by the Committee following the end of the year and amounts were paid shortly thereafter. The awards were earned and paid at 158% of target levels; actual payouts under these awards are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. Please refer to “Annual Performance Bonus” on page 42 for more information about 2024 performance bonus goal establishment, evaluation, and determination of actual payments to executives.

2
The evaluation of the Company’s performance for the period may result in a payout of zero shares. The amounts in the “Threshold,” “Target,” and “Maximum” columns reflect the range and midpoint of possible payouts for the PSU awards made on the dates indicated. All awards were made under the 2022 LTIP. The amounts reported for the table’s rightmost column represent the aggregate grant date fair values of the PSUs determined pursuant to FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value of the PSU awards was determined based on the vesting at target of the units awarded, which is the performance the Company believed was probable on the grant date. For more information, please see the discussion of “Long-Term Incentives” starting on page 45 of this Proxy Statement. Dividends on the awards are not paid until shares vest. As of December 31, 2024, the awards reflected in this table were trending at 50% of target payout.

3 The amounts reported in the table’s rightmost column reflect the accounting grant date value of the RSA and PSU awards made on the date indicated.
Outstanding Equity Awards at Fiscal Year End
The following table shows the outstanding equity awards held by the NEOs as of December 31, 2024, which consisted solely of outstanding RSA and PSU awards.
	Stock Awards
			Equity Incentive Plan Awards:
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)1	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1
Richard E. Muncrief	44,3492	1,451,543
	75,4023	2,467,907
	33,5134	1,096,880
	46,0356	1,506,726	58,0025	1,898,405
	97,0658	3,176,937	72,7987	2,382,679
Jeffrey L. Ritenour	12,6722	414,755
	27,5763	902,562
	12,2564	401,139
	16,9986	556,345	21,4165	700,946
	35,9858	1,177,789	26,9897	883,350
Clay M. Gaspar	19,2612	630,413
	32,7463	1,071,777
	14,5544	476,352
	18,8866	618,139	23,7965	778,843
	38,8268	1,270,775	29,1197	953,065
David G. Harris	12,6722	414,755
	27,5763	902,562
	12,2564	401,139
	16,9986	556,345	21,4165	700,946
	35,9858	1,177,789	26,9897	883,350
Dennis C. Cameron	7,6032	248,846
	17,2353	564,102
	7,6604	250,712
	11,8056	386,378	14,8735	486,793
	24,6228	805,878	18,4667	604,392

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Our Company
EXECUTIVE COMPENSATION  (cont.)

1 Based on a stock price of $32.73, the last closing price of Devon’s common stock in 2024.

2
The rows reflect RSAs granted in 2021. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2022, February 10, 2023, February 10, 2024, and February 10, 2025).

3
For PSUs granted in 2022, the number of shares listed is based on the trending level of performance as of December 31, 2024 (75%) for the three-year period from January 1, 2022 to December 31, 2024. At its January 2025 meeting, the Committee determined that the Company’s TSR for such period ranked 8th in the 12-member peer group. Pursuant to terms of the grant, 75% of each executive’s target shares were determined by the Committee to be earned and the shares were subsequently released to each executive. The PSUs reflected in those rows are shown in the same column as our time-based RSAs due to the fact that they were no longer subject to a performance measure following December 31, 2024.

4
The rows reflect RSAs granted in 2022. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2023, February 10, 2024, February 10, 2025, and February 10, 2026).

5
For PSUs granted in 2023, the number of shares listed is based on the trending level of performance as of December 31, 2024 (63%) for the three-year period from January 1, 2023 to December 31, 2025. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 46 of Devon’s 2023 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

6
The rows reflect RSAs granted in 2023. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2024, February 10, 2025, February 10, 2026, and February 10, 2027).

7
For PSUs granted in 2024, the number of shares listed is based on the trending level of performance as of December 31, 2024 (50%) for the three-year period from January 1, 2024 to December 31, 2026. The actual number of shares paid out will be based on the Company’s relative TSR, as determined by the Committee following the period pursuant to the grid set forth on page 46 of Devon’s 2024 Proxy Statement, and may be subject to certain limitations set forth in the applicable grant agreements at the time of settlement.

8
The rows reflect RSAs granted in 2024. With each grant, 25% of the shares vest (or vested) on each anniversary of the grant date (i.e., on February 10, 2025, February 10, 2026, February 10, 2027, and February 10, 2028).

Option Exercises and Stock Vested During 2024
The table below shows the number of shares of Devon’s common stock acquired during 2024 upon the exercise of stock options and the vesting of stock awards, each of which were granted to the NEOs in previous years.
	Options Awards	Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)1	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)2
Richard E. Muncrief	42,582	121,785	455,440	19,237,786
Jeffrey L. Ritenour	—	—	146,612	6,192,891
Clay M. Gaspar	—	—	197,423	8,339,148
David G. Harris	—	—	146,612	6,192,891
Dennis C. Cameron	—	—	80,337	3,393,435

1
The dollar amounts shown in this column are determined by multiplying the number of options exercised by the difference between the per-share market price of underlying common stock at exercise and the per-share exercise price of the options.

2
The dollar amounts shown in this column are determined by multiplying the number of shares of common stock acquired upon vesting by the closing per-share market price of Devon’s common stock on the vesting date.

Pension Benefits
Devon maintains a tax qualified defined benefit retirement plan and related trust for certain employees (Defined Benefit Plan). Mr. Ritenour, the only NEO eligible to participate in the plan, elected to have his benefit under the Defined Benefit Plan frozen. Messrs. Muncrief, Gaspar, Harris, and Cameron joined the Company after the Defined Benefit Plan was closed to new participants in 2007. As a result, they are not eligible for a benefit under any of Devon’s defined retirement benefit plans.
The following table shows the estimated present value, as of December 31, 2024, of accumulated retirement benefits as provided to Mr. Ritenour under the Defined Benefit Plan. Please refer to the discussion titled “Benefit Plans” below for additional details on Devon’s defined benefit plans.

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EXECUTIVE COMPENSATION  (cont.)

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)1	Payments During Last Fiscal Year ($)
Jeffrey L. Ritenour	Defined Benefit Plan	7	175,216	0

1
The present value of Mr. Ritenour’s accumulated benefits as of December 31, 2024, under the Defined Benefit Plan is calculated assuming 10% of participants would elect a single life annuity, 50% of participants would elect a lump sum, and 40% would elect a 100% joint and survivor annuity. The calculation assumes that Mr. Ritenour would begin receiving payments at normal retirement age (age 65) or when eligible for unreduced benefits, if earlier, and would be vested in those payments. The present value is calculated using the Pri-2012 mortality table with MP-2021 improvement scale, and a discount rate of 5.29% for the Defined Benefit Plan.

Benefit Plans
Defined Benefit Plan
The Defined Benefit Plan is a qualified defined benefit retirement plan that provides benefits based upon employment service with Devon. Each eligible employee who retires is entitled to receive monthly retirement income based upon their final average compensation and years of credited service, and the retirement income is reduced by Social Security benefits payable to the employee. Alternatively, an eligible employee may elect a lump-sum payment at the time of retirement equivalent to the present value of the calculated annuity stream. Final average compensation consists of the average of the highest three consecutive years’ compensation from salary and cash performance bonuses out of the last 10 years. The definition of compensation under the Defined Benefit Plan includes salary and annual performance bonus. Mr. Ritenour elected to have his benefit under the plan frozen at the end of 2007, and effective as of December 31, 2020, the Company’s Defined Benefit Plan was amended to discontinue further benefit accruals for any participants.
Contributions by employees are neither required nor permitted under the Defined Benefit Plan. Benefits are computed based on straight-life annuity amounts. Benefits under the Defined Benefit Plan are limited for certain highly compensated employees, including the NEOs, in order to comply with certain requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code.
Normal Retirement
Defined Benefit Plan participants, including Mr. Ritenour, are eligible for normal retirement benefits under the Defined Benefit Plan upon reaching age 65. Normal retirement benefits for the employees participating in the Defined Benefit Plan are equal to 65% of the participant’s final average compensation less any benefits due to the participant under Social Security, multiplied by a fraction, the numerator of which is his or her credited years of service (up to a maximum of 25 years) and the denominator of which is 25.
Defined Contribution Plan — 401(k) Plan
The 401(k) Plan is a qualified defined contribution plan that provides for a Company-matching contribution of up to 6% of compensation and a non-matching company contribution of 8%.

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EXECUTIVE COMPENSATION  (cont.)

Nonqualified Deferred Compensation1
The following table shows the contributions, earnings, distributions, and balances for 2024 under Devon’s nonqualified deferred compensation plan and supplemental contribution restoration plans, to the extent the respective NEO participates in such plans. Additional information regarding each plan is provided following the table.
Name	Executive Contributions in Last Fiscal Year ($)1	Company Contributions for Last Fiscal Year ($)2	Aggregate Earnings in Last Fiscal Year ($)3,4	Aggregate Distributions in Last Fiscal Year ($)5	Aggregate Balance at Last Fiscal Year End ($)3,6
Richard E. Muncrief Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	564,602	155,316	156,348	0	3,090,516
	N/A	209,389	57,655	0	907,089
	N/A	N/A	253,807	0	5,106,018
	N/A	N/A	67,750	0	1,362,976
Jeffrey L. Ritenour Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)
	222,640	54,895	162,343	(2,617)	1,531,982
	N/A	75,493	44,956	0	448,779
Clay M. Gaspar Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	83,425	62,725	95,287	0	725,121
	N/A	85,933	35,504	0	401,419
	N/A	N/A	251,737	0	1,641,228
	N/A	N/A	118,689	0	849,300
David G. Harris Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs)
	78,601	57,901	58,613	0	672,215
	N/A	79,502	37,419	0	427,141
Dennis C. Cameron Deferred Compensation Plan Supplemental Contribution Restoration Plans (SCRPs) WPX Deferred Compensation Plan WPX Restoration Plan
	66,306	45,606	27,091	0	440,920
	N/A	63,109	15,326	0	255,248
	N/A	N/A	32,056	0	389,018
	N/A	N/A	31,207	0	499,324
“N/A” indicates the plan does not permit the participant or, as applicable, the Company to make contributions.

1
The amounts in this column are already included in, and are not in addition to, the amounts in the “Salary” or “Non-Equity Incentive Plan Compensation” columns in the Summary Compensation Table on page 52.

2
The amounts in this column are already included in, and are not in addition to, the amounts in the “All Other Compensation” column of the Summary Compensation Table on page 52. Company contributions are made in arrears during the first month following the fiscal quarter during which the contributions were earned. Company contributions earned by the NEOs during 2024 were deposited in April, July, and October 2024 and January 2025.

3 Messrs. Muncrief, Gaspar, and Cameron participate in the WPX Deferred Compensation Plan and the WPX Restoration Plan. No new contributions may be made to these plans after December 31, 2021.

4
Earnings reflect the returns produced by the investments selected by the applicable NEO. For the Devon Plans, the investment options available to the NEOs are the same options available under the Company’s 401(k) Plan. As of December 31, 2024, investment options consisted of the following (returns for 2024 noted in parentheses): PIMCO Stable Income-Class IV (2.42%); Global Low Volatility Fund (11.36%); US Equity Index Fund (23.8%); International Equity Index Fund (5.11%); TCW Core Fixed Income (.75%); Fidelity Inflation Bond Index (2.01%); Vanguard Total Bond Market (1.25%); Vanguard Prime Money Market (5.23%); and BlackRock LifePath Target-Date Funds (ten funds ranging from 7.08% to 16.27%). For the WPX Deferred Compensation Plan and the WPX Restoration Plan, the investment options are the same in each plan. As of December 31, 2024, investment options consisted of the following (returns for 2024 noted in parentheses): iShares Total US Stock Market Index (23.84%); iShares MSCI Total International Index (5.37%); TCW Core Fixed Income (.75%); Vanguard Total Bond Market Index (1.24%); Vanguard Federal Money Market (5.23%); and BlackRock LifePath Target-Date Funds (five funds ranging from 7.15% to 14.36%). The Company does not guarantee a level of investment return.

5 In-service distributions (if any) are made in accordance with the elections made by the NEO at the time of enrollment in the plan.

6
For the referenced plans, the Aggregate Balance reflects the changes in the plan balance for the NEOs due to contributions (executive and Company), earnings, and distributions. The amounts previously reported in the Summary Compensation Table as compensation to the NEOs are as follows: Mr. Muncrief — $1,049,108; Mr. Ritenour — $1,309,601; Mr. Gaspar — $457,727; Mr. Harris — $766,942; and Mr. Cameron — $253,872.

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EXECUTIVE COMPENSATION  (cont.)

Nonqualified Deferred Compensation Plan
The Nonqualified Deferred Compensation Plan is designed to allow each participating employee, including the NEOs, to contribute up to 70% of his or her base salary and up to 100% of his or her performance bonus and receive a Company match beyond the contribution limits prescribed by the Internal Revenue Service with regard to Devon’s 401(k) Plan. The Nonqualified Deferred Compensation Plan provides executives a tax-effective means to defer a portion of their cash compensation at a minimal cost to the Company.
Unless otherwise distributed in accordance with the terms of a scheduled in-service withdrawal, a participant’s account is payable upon the earliest to occur of a change-in-control event or the participant’s separation from service, disability, or death. Payment will be made in the form of a single lump sum unless the participant elects installment payments. In the case of a change-in-control event or death, distribution will be made within ninety days. If the participant experiences a separation from service, distribution will be made within ninety days unless the participant is a specified employee under section 409A of the Internal Revenue Code, in which case payment will be delayed for six months.
A participant may elect to schedule an in-service withdrawal at least two years after the plan year in which deferrals were made in the form of a lump sum or quarterly installment payments over a period of one or more years. Payment will be made (or commence in the case of installments) within thirty days of the first business day of January in the year elected. However, in the event of death, disability, the occurrence of a change-in-control event or separation from service, payment of the participant’s account is determined without regard to any scheduled in-service withdrawal, which will be cancelled.
Investments under the plan mirror those provided to participants under the Company’s 401(k) Plan. Participants are always fully vested in any deferrals made to the plan; vesting of employer contributions follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Deferred Compensation plan operated on substantially the same terms as the Devon plan prior to the 2021 merger of the companies. In the year of the merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.
Supplemental Contribution Restoration Plans
The Supplemental Contribution Restoration Plans (SCRPs) are the Company’s two nonqualified supplemental defined contribution plans. The purpose of the SCRPs is to ensure that participants in the 401(k) Plan who are eligible to receive the supplemental contribution receive the full supplemental contribution despite the limitations imposed by the Internal Revenue Code. A contribution will be made by the Company in an amount equal to the difference between the supplemental contribution that the Company would have contributed under the 401(k) Plan in the absence of the Internal Revenue Code limitations and the actual amount contributed.
Accounts under the SCRPs are payable upon the earliest to occur of a change-in-control event or a participant’s separation from service, disability, or death. Upon a participant’s death or a change-in-control event, a lump sum payment is made within ninety days. If a participant experiences a separation from service, the account is distributed in a lump sum within ninety days unless the participant is a specified employee in which case payment will be subject to a six-month delay.
Investments under the SCRPs mirror those provided to participants under the Company’s 401(k) Plan. Vesting under the plans follows the four-year graded vesting schedule under the Company’s 401(k) Plan. Vesting is accelerated due to death, disability, retirement, or attainment of normal retirement age (all as defined under the Company’s 401(k) Plan).
The WPX Restoration plan operated on substantially the same terms as the Devon SCRPs prior to the merger. In the year of the merger, contributions to the WPX plan ceased and NEO participants became participants in the Devon plan.

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EXECUTIVE COMPENSATION  (cont.)

Potential Payments Upon Termination or Change-In-Control
Devon will be obligated to make certain payments to the NEOs or potentially accelerate the vesting of their equity awards and retirement benefits upon termination of their employment or upon a change-in-control of the Company pursuant to the following plans or agreements:
■
an “Employment Agreement” is applicable to the President and CEO and each of the EVPs,

■
the Defined Benefit Plan,

■
the 401(k) Plan,

■
the SCRPs,

■
the Nonqualified Deferred Compensation Plan, and

■
the Company’s Long-Term Incentive Plans (the Devon Energy Corporation 2017 Long-Term Incentive Plan, as amended (the 2017 LTIP), the 2022 LTIP, and the WPX Plan).

Please refer to the discussion in the sections immediately above for information about each of the applicable pension plans and nonqualified deferred compensation plans that the NEOs participate in and may be eligible to receive benefits from in the event of a termination of employment or a change-in-control.
As specified below, the Employment Agreement with Devon’s NEOs provide the following rights to compensation in the event of employment termination.
Accrued Payments Upon Termination of Employment
Upon termination under the agreements, the NEO is entitled to receive the accrued amounts earned during his or her term of employment, including:
(i)
any earned but unpaid salary through the date of termination,

(ii)
the annual performance bonus amount only if the NEO has been employed the entire year upon which such annual performance bonus is based, and

(iii)
amounts he or she is otherwise entitled to under Devon’s employee benefit plans (together, the Accrued Amounts).

Rights Upon Termination for Death or Disability
In addition to the Accrued Amounts, if the NEO’s employment terminates by reason of death or disability, the NEO is entitled to receive a pro rata share of any performance bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period), payable at the same time it is payable to other participants in the performance bonus plan.
Rights Upon Termination Without Cause and Constructive Discharge
If the NEO’s employment is involuntarily terminated other than for “cause” or the NEO terminates for “good reason,” as those terms are defined in the employment agreements, then in addition to the Accrued Amounts, the NEO is entitled to the following:
■
under the Employment Agreement, a lump sum cash payment equal to three times the aggregate annual compensation which is equal to the sum of:

■
the greater of (x) the NEO’s then-current annual base salary, or (y) the NEO’s annual base salary at any time during the two years before the termination date, and

■
an amount equal to the largest annual performance bonus paid or payable to the NEO for the three consecutive calendar years prior to the date the NEO’s termination occurs,

■
payment of a pro rata share of any bonus for the performance period in which the day of termination occurs (based on the number of days worked in the performance period),

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EXECUTIVE COMPENSATION  (cont.)

■
the same basic health and welfare benefits that the executive would otherwise be entitled to receive if the NEO was a Devon employee for 18 months following termination,

■
payment of an amount equal to 18 times the monthly COBRA premium,

■
the same level of life insurance benefits that the NEO would otherwise be entitled to receive if the NEO was a Devon employee for three years following termination, and

■
payment of a reasonable amount for outplacement services commensurate with the NEO’s title and position with the Company and other executives similarly situated in other companies in Devon’s peer group.

Termination Following a Change-in-Control
Under the agreements, if within 24 months following a change-in-control of the Company, the NEO:
■
is terminated without “cause” by Devon, or

■
terminates his or her employment with Devon for “good reason,” as each of those terms are defined in the agreements, then, in addition to the Accrued Amounts and the rights set forth above in the section titled “Rights Upon Termination Without Cause and Constructive Discharge,” three years of service and age shall be added to the NEO’s actual years of service and actual age when determining the NEO’s entitlement under the Company’s Retiree Medical Benefit Coverage.

“Change-in-control” is defined as the date on which one of the following occurs:
■
an entity or group acquires 30% or more of Devon’s outstanding voting securities,

■
the incumbent Board ceases to constitute at least a majority of Devon’s Board, or

■
a merger, reorganization or consolidation is consummated, after stockholder approval, unless

■
substantially all of the stockholders prior to the transaction continue to own more than 50% of the voting power after the transaction,

■
no person owns 30% or more of the combined voting securities, and

■
the incumbent Board constitutes at least a majority of the Board after the transaction.

Payment Conditions
The agreements require a NEO to execute a waiver agreement as a condition to receipt of the payments described in the sections “Rights Upon Termination Without Cause and Constructive Discharge” and “Termination Following a Change-in-Control” above. By executing the waiver, the NEO effectively releases Devon from any waivable claims. The agreements also include a non-disparagement provision and a non-solicitation provision covering employees of Devon and Devon’s affiliates that applies for 36 months following a NEO’s termination date under the Employment Agreement.
Long-Term Incentive Awards
Subject to the terms of the applicable LTIP under which an award is made, unvested portions of outstanding awards may be accelerated upon the retirement, disability, or termination of the NEO for an approved reason. Award agreements provide for automatic vesting upon the death of the NEO. The 2017 and 2022 LTIPs do not provide for the automatic acceleration of unvested portions of outstanding awards in the event of a change-in-control unless a job loss occurs or the acquiring company is not listed on a national securities exchange. Devon award agreements provide that NEOs who meet certain years-of-service and age criteria (such individuals deemed to be “Post-Retirement Vesting Eligible”) are eligible to continue to vest as scheduled in outstanding awards following retirement subject to, among other things, annual execution of an agreement with certain confidentiality and non-disclosure covenants and other restrictions. Under the 2017 LTIP and 2022 LTIPs, employment terminations occurring prior to the first anniversary of the grant date may result in a pro rata reduction in the number of shares underlying the award depending on the circumstances of the termination pursuant to a formula that considers the number of days from the grant date to the termination date. PSUs that vest on an accelerated basis as a result of death will vest at the target award level. In the event of a change-in-control, treatment of PSUs is determined by whether an acquiring company assumes the awards.
The following tables provide the estimated compensation and present value of benefits potentially payable to each NEO upon a termination of employment of the NEO. The benefit values shown do not include benefits that are broadly

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EXECUTIVE COMPENSATION  (cont.)

available to substantially all salaried employees. The amounts shown assume that a termination or change-in-control occurred on December 31, 2024. For Messrs. Muncrief and Cameron, the amounts in the Retirement/Voluntary Termination column reflect that those individuals are considered “Post-Retirement Vesting Eligible” under the Devon award agreements. The actual amounts to be paid can only be determined at the time of an executive’s actual separation from the Company. The footnotes for each of the following tables are presented after the final table.
Potential Payments Upon Termination Or Change-In-Control1
Richard E. Muncrief
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause or For Good Reason ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	14,102	0	2,876	2,876	0	14,102
Accelerated Vesting of Restricted Stock3,7	6,884	6,884	0	0	7,232	0	7,232
Performance Share Units4,7	6,488	6,488	0	0	10,247	0	10,247
Other Benefits5	0	82	0	0	0	0	82
Total6	13,372	27,556	0	2,876	20,355	0	31,663
Jeffrey L. Ritenour
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause or For Good Reason ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	6,092	0	1,006	1,006	0	6,092
Accelerated Vesting of Restricted Stock3,7	0	2,421	0	0	2,550	0	2,550
Performance Share Units4,7	0	2,390	0	0	3,782	0	3,782
Other Benefits5	0	105	0	0	0	0	105
Total6	0	11,008	0	1,006	7,338	0	12,529
Clay M. Gaspar
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause or For Good Reason ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	6,533	0	1,118	1,118	0	6,533
Accelerated Vesting of Restricted Stock3,7	0	2,856	0	0	2,996	0	2,996
Performance Share Units4,7	0	2,699	0	0	4,214	0	4,214
Other Benefits5	0	105	0	0	0	0	105
Total6	0	12,193	0	1,118	8,328	0	13,848

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EXECUTIVE COMPENSATION  (cont.)

David G. Harris
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause or For Good Reason ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	6,044	0	1,006	1,006	0	6,044
Accelerated Vesting of Restricted Stock3,7	0	2,421	0	0	2,550	0	2,550
Performance Share Units4,7	0	2,390	0	0	3,782	0	3,782
Other Benefits5	0	105	0	0	0	0	105
Total6	0	10,960	0	1,006	7,338	0	12,481
Dennis C. Cameron
Benefits and Payments ($)	Retirement/ Voluntary Termination ($)	Termination Without Cause or For Good Reason ($)	Termination With Cause ($)	Disability ($)	Death ($)	Change in Control — No Job Loss ($)	Change in Control — Job Loss ($)
Base Salary/Performance Bonus2	0	4,679	0	789	789	0	4,679
Accelerated Vesting of Restricted Stock3,7	1,603	1,603	0	0	1,692	0	1,692
Performance Share Units4,7	1,589	1,589	0	0	2,546	0	2,546
Other Benefits5	0	82	0	0	0	0	85
Total6	3,192	7,953	0	789	5,027	0	9,002
1 Values in thousands (except in footnotes).
2 The tables assume a December 31, 2024 employment termination. In such a scenario, each executive would be entitled to the performance bonus earned.
3 Values displayed for acceleration of vesting of restricted stock represent the 2024 year-end closing market price of Devon’s common stock, which was $32.73 per share.

4
In the case of a without “cause” or for “good reason” employment termination not in connection with a change in control, PSUs remain outstanding for the duration of the performance period and thereafter pay out to the executive officer at the level earned based on the level of performance certified by the Committee, unless such employment termination occurs before the one-year anniversary of the applicable date of grant, in which case a pro-rated number of PSUs will remain outstanding pursuant to a formula that considers the number of days from the grant date to the termination date. Values displayed represent the trending shares of outstanding grants multiplied by the 2024 year-end closing market price of Devon’s common stock, which was $32.73.

5
Executive officers are entitled to (i) 36 months of post-termination company-paid life insurance, coverage of $1,000,000; (ii) the equivalent of 18 months of continuing health benefits less applicable active employee premiums following termination without “cause” or following their termination in connection with a change in control; (iii) a payment in an amount equal to 18 times the monthly COBRA premium following termination without “cause” or following their termination in connection with a change in control; and (iv) outplacement services with a maximum value of $25,000. For Mr. Cameron, the amounts reported also include an enhancement in post-retirement medical benefits of approximately $2,464 upon a change in control.

6
Devon’s nonqualified employee benefit plans, including the Deferred Compensation Plan and SCRPs, are subject, all or in part, to Section 409A of the Internal Revenue Code, which requires certain payments made under these plans to be delayed for six months following termination of employment.

7
In the case of a change in control, restricted stock only vests if the change in control results in a job loss for the NEO. For PSUs, shares only vest if change in control results in a job loss for the NEO or if the award is not assumed by the acquiring entity. The value shown anticipates that the award is assumed by the acquiring entity. If the award is not assumed by the acquiring entity, the PSUs vest at the greater of target level or performance trend on the date of the change-in-control, but are pro-rated for the time of the performance period that has elapsed, which as of December 31, 2024 would be valued as follows: Mr. Muncrief, $6,065,294; Mr. Ritenour, $2,233,233; Mr. Gaspar, $2,531,349; Mr. Harris, $2,233,233; and Mr. Cameron, $1,482,156.

CEO Pay Ratio
Section 953(B) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires certain public companies to disclose the median pay of Company employees, the method of determining median employee pay (the median of

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EXECUTIVE COMPENSATION  (cont.)

the total annual compensation of all employees other than the CEO), and the ratio of CEO pay to median employee pay. Devon’s employees, which are all located in the U.S., are included in the calculation of median pay based on Devon’s employee population as of December 31, 2024.
For CEO pay, Devon used the amount for 2024 reflected in the Summary Compensation Table for the Company’s CEO in 2024 (Richard E. Muncrief), which includes LTI granted in the year. In determining the median pay of employees, Devon at year end selected the median-paid employee by aggregating base pay, performance bonus, and LTI for the year. Once the median-paid employee was determined, the remaining compensation elements, such as Company retirement arrangement contributions, were added to the total in order to compare the same elements of compensation that are reflected for the current CEO within the Summary Compensation Table. Based on this methodology, CEO pay is $17.0 million, median employee pay is $176.3 thousand, and the ratio is 97:1.
Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, Devon is providing the following information regarding the relationship between executive compensation and our financial performance for each of the last five completed calendar years. “Compensation actually paid” includes payments made to executives during the applicable year such as salary, performance bonus, and various benefits. The SEC’s valuation methods for this section emphasize the changes in fair value of equity awards under applicable financial accounting standards, and as such, references to “compensation actually paid” below reflects the change in equity award values on the applicable calculation dates and does not necessarily reflect what our NEOs received year-to-year by grant, vesting, or exercise. The three PvP tables below, along with three PvP charts and their respective footnotes, are Devon’s disclosure under the applicable regulation.
PvP Table 1: Named Executive Officer “Compensation Actually Paid”1,10
Year	SCT Total Compensation for CEO2,4	Compensation Actually Paid to CEO3,4	Average SCT Total Compensation for Other NEOs2,5	Average Compensation Actually Paid to Other NEOs3,5	Value of a $100 Investment in Devon Based on Cumulative TSR6,10	Value of a $100 Investment in the Peer Group Based on Cumulative TSR6,7,10	Post-Tax Net Income8,10		CROCE9,10
2024	$17,040	$6,709	$6,194	$2,599	$163	$157		$2.893B	36%
2023	$14,883	$814	$5,502	$1,204	$226	$152		$3.739B	42%
2022	$14,525	$41,216	$5,374	$12,292	$285	$143		$6.031B	62%
2021-Muncrief	$11,915	$48,059	$4,596	$15,151	$191	$121		$2.808B	39%
2021-Hager	$3,391	$32,289
2020	$13,355	$4,514	$4,536	$1,594	$65	$58	-$	2.688B	27%

1
Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our principal executive officer (“PEO”) for purposes of this section.

2 “SCT Total” is the Summary Compensation Table’s total for the applicable year.
3 The calculation for “Compensation Actually Paid” is shown in “PvP Table 3”.

4
The CEO for each year is as follows:

2024, 2023, 2022: Richard E. Muncrief
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.
2020: David A. Hager

5
The other NEOs for each year are as follows:

2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

6
“TSR” is Total Shareholder Return including reinvested dividends. It is a measure of finance performance indicating the growth or decline in an investment’s value over a specified period. For 2024, “Cumulative TSR” is measured from the last trading day of 2019 to the last day of 2024; for 2023, “Cumulative TSR” is measured from the last trading day of 2019 to the last trading day of 2023; for 2022, the range is the last trading day of 2019 to the last trading day of 2022; for 2021, the range is the last trading day of 2019 to the last trading day of 2021; and for 2020, the range is the last trading day of 2019 to the last trading day of 2020. For Devon, Cumulative TSR for 2024, 2023, 2022, 2021, and 2020 was: 63%, 126%, 185%, 91%, and -35%, respectively. For the Peer Group, Cumulative TSR was 57%, 52%, 43%, 21%, and -42% for the same periods.

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EXECUTIVE COMPENSATION  (cont.)

7
The peer group for 2024, 2023 and 2022 was the SPDR S&P Oil & Gas Exploration & Production ETF (Symbol: XOP). The 2021 peer group was comprised of APA Corporation, ConocoPhillips, Continental Resources, Diamondback Energy, Inc., EOG Resources, Inc., Marathon Oil Corporation, Ovintiv, Inc., Pioneer Natural Resources Company, and the S&P Midcap 400 Index. Cimarex Energy Co. is excluded from this Cumulative TSR calculation due to its subsequent acquisition, and the S&P Midcap 400 is excluded due to incomparability on a market capitalized basis. The 2020 peer group was comprised of APA Corporation, Chesapeake Energy Corporation, Cimarex Energy Co, Continental Resources, Inc., EOG Resources, Inc., Marathon Oil Corporation, Occidental Petroleum Corporation, Ovintiv, Inc., and Pioneer Natural Resources Company. Chesapeake Energy Corporation is excluded from this Cumulative TSR calculation due to the impact of its subsequent bankruptcy filing, and Cimarex Energy Co. is excluded due to the company’s subsequent acquisition.

8 Post-Tax Net Income is disclosed in the Comprehensive Statements of Consolidated Earnings of Devon’s annual report as “Comprehensive earnings (loss) attributable to Devon.”

9
Cash Return on Capital Employed (CROCE) is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this and prior Proxy Statements, CROCE was weighted as the joint-highest measure of performance on preset annual goals. The Company’s other important financial measures used to link “compensation actually paid” to Company performance are used to calculate Devon’s Annual Performance Bonus and can be found on page 42.

10 The PvP Charts below illustrate the relationship between various performance measures and “Compensation Actually Paid.”
PvP Table 2: Other Measures Important in Linking Performance to “Compensation Actually Paid”
Other Important Measures1
Free Cash Flow (FCF)	Health & Safety	Environmental Performance	Total Oil & Gas Production	Total Capital Expenditures

1
These are the measures, in addition to CROCE, used to determine 2024 NEO performance bonuses. For more information on measures used to determine performance bonuses, see section “Annual Performance Bonus” in this Proxy Statement and similar disclosures in prior Proxy Statements.

PvP Table 3: Converting Summary Compensation Table Total to “Compensation Actually Paid”1,2,3
			Subtract (-)	Subtract (-)	Add (+)	Add (+)	Equals (=)
Year	Executive	SCT Total Compensation	Fair Value of Stock-Based Awards Granted During the Year	Change in Pension Value for the Year	The Change in the Fair Value from Start to End of the Year for All Stock Awards Outstanding4	Pension Service Cost and Cost of Additional Pension Benefits Due to Plan Amendment	“Compensation Actually Paid”
2024	CEO	$17,040	$12,398	$0	$2,067	$0	$6,709
	Other NEO Average	$6,194	$4,324	$1	$730	$0	$2,599
2023	CEO	$14,883	$11,422	$0	($2,647)	$0	$814
	Other NEO Average	$5,502	$4,012	$6	($279)	$0	$1,204
2022	CEO	$14,525	$10,405	$0	$37,096	$0	$41,216
	Other NEO Average	$5,374	$3,717	$0	$10,635	$0	$12,292
2021	CEO-Muncrief	$11,915	$8,311	$0	$44,455	$0	$48,059
	CEO-Hager	$3,391	$712	$0	$29,610	$0	$32,289
	Other NEO Average	$4,596	$1,881	$0	$12,436	$0	$15,151
2020	CEO	$13,355	$9,509	$0	$668	$0	$4,514
	Other NEO Average	$4,536	$2,405	$1,038	$501	$0	$1,594
1 Dollar amounts are shown in thousands, except where otherwise indicated. Amounts in parentheses are negative. References to our CEO are also references to our PEO for purposes of this section.
2 The CEO for each year is as follows:
2024, 2023, 2022: Richard E. Muncrief

2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.

2020: David A. Hager

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EXECUTIVE COMPENSATION  (cont.)

3 The other NEOs for each year are as follows:
2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4
The process for determining the change in fair value under applicable financial accounting standards for stock-based compensation for this exhibit is substantially similar to that used for determining accounting value at the time of grant. For RSAs, the fair value is determined by multiplying the Fair Market Value of the underlying stock by the number of shares granted. For the interim calculations in this table, the product of the shares outstanding multiplied by the stock price at the beginning of the year (or at grant) is subtracted from the same calculation at the end of the year (or at vest). To determine grant value of PSUs, a Monte-Carlo simulation assimilating 10,000 potential outcomes is used. The Monte-Carlo simulation was rerun at the beginning and end of the year covered by this disclosure to create the interim valuations required. The table below reconciles the change in fair value of outstanding stock-based compensation awards for the period covered by this disclosure; amounts are shown in thousands. No awards were forfeited by NEOs during this period. Dividend equivalents earned on grants are included in the fair value of the awards and no other payments were made.

	2024		2023		2022		2021			2020
	CEO	Other NEO Average	CEO	Other NEO Average	CEO	Other NEO Average	CEO- Muncrief	CEO- Hager	Other NEO Average	CEO	Other NEO Average
Year End Fair Value- Awards Made During Year	$7,657	$2,671	$7,265	$2,552	$13,005	$4,533	$18,136	$1,555	$5,130	$7,572	$1,915
Change in Fair Value- Awards Outstanding During Year	($4,077)	($1,399)	($7,388)	($2,555)	$15,003	$4,105	$24,292	$17,015	$5,653	($4,435)	($935)
Change in Fair Value- Awards Vesting During Year	($1,513)	($541)	($2,524)	($276)	$9,088	$1,997	$2,027	$11,040	$1,653	($2,469)	($479)
Total Change in Fair Value	$2,067	$730	($2,647)	($279)	$37,096	$10,635	$44,455	$29,610	$12,436	$668	$501

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EXECUTIVE COMPENSATION  (cont.)

PvP Charts: Relationship Between Performance Measures and “Compensation Actually Paid”
The following charts illustrate the relationship between “Compensation Actually Paid” and performance on the measures identified in PvP Table 1 above.

Value of a $100 Investment in Devon and the Peer Group Based on Cumulative TSR and "Compensation Actually Paid"[1,2,3,4]

"COMPENSATION ACTUALLY PAID" ($000)
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$300
$250
$200
$150
$100
$50
$0
VALUE OF A $100 INVESTMENT
2020
2021
2022
2023
2024
CEO-Muncrief
CEO-Hager
Other NEO Average
Value of a $100 Investment in Devon Based on Cumulative TSR
Value of a $100 Investment in the Peer Group Based on Cumulative TSR

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EXECUTIVE COMPENSATION  (cont.)

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EXECUTIVE COMPENSATION  (cont.)

1 All dollar amounts shown in thousands unless otherwise labeled.

2
The CEO for each year is as follows:

2024, 2023, 2022: Richard E. Muncrief
2021: Richard E. Muncrief, from January 7th to the end of the year; David A. Hager, from January 1st to 6th. After January 6th, Mr. Hager assumed the position of Executive Chair of the Board of Directors until his retirement in early 2023.
2020: David A. Hager

3
The other NEOs for each year are as follows:

2024, 2023, 2022: Dennis C. Cameron, Clay M. Gaspar, David G. Harris, and Jeffrey L. Ritenour.
2021: Tana K. Cashion, Clay M. Gaspar, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.
2020: Tana K. Cashion, David G. Harris, Jeffrey L. Ritenour, and Lyndon C. Taylor.

4 TSR, including reinvested dividends, is the performance measure on which the stock-based compensation component of “Compensation Actually Paid” is based.

5
CROCE is an important financial measure used by the Company to link “compensation actually paid” to Company performance because of the importance of capital efficiency to successful operations in the oil and gas exploration and production industry. In Devon’s annual performance scorecard published in the “Annual Performance Bonus” section of this Proxy Statement (and the same section title in the 2021 and 2020 Proxy Statements), CROCE was weighted the joint-highest measure of performance on preset annual goals. The calculation for CROCE can be found in Appendix A to this document.

6
Post-Tax Net Income is a measure of profitability. These numbers are reported as “Comprehensive earnings (loss) attributable to Devon” in the Company’s annual Consolidated Statements of Comprehensive Earnings. During the period covered by this disclosure, Devon did not tie any compensation plans or programs directly to this measure.

Equity Compensation Plan Information
The following table sets forth information about Devon’s common stock as of December 31, 2024, that may be issued under Devon’s equity compensation plans:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)2
Equity compensation plans approved by security holders	1,225,5211	N/A	31,934,003
Equity compensation plans not approved by security holders	0	0	0
Total	1,225,5211	N/A	31,934,003

1
Represents 1,178,515 outstanding performance share units, and 47,006 outstanding restricted stock units. Shares for performance share units are included assuming target payout but may be paid out at greater or lesser amounts, or not at all, according to the achievement of performance goals.

2
Represents shares available for issuance pursuant to awards under the 2022 LTIP, which may be in the form of stock options, restricted stock awards, restricted stock units, performance units, or stock appreciation rights. Other than the 2022 LTIP, no new awards will be made under any other Devon long-term incentive plan in effect as of December 31, 2024. Under the 2022 LTIP, any shares granted as stock options or stock appreciation rights count against the number of securities available for future issuance under the 2022 LTIP as one share for each share granted. With respect to any other awards under the 2022 LTIP, any shares granted count against the number of securities available for future issuance under the 2022 LTIP as 1.74 shares for each share granted. The 2022 LTIP also provides that shares covered by awards under any Devon long-term incentive plans that are forfeited, cancelled, or expire after the effective date of the 2022 LTIP are added to the shares available for issuance under the 2022 LTIP.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
The following table sets forth the only persons known to the Company to be the owners of more than five percent of the outstanding shares of the Company’s common stock based on the information available as of March 31, 2025, according to beneficial ownership reports filed with the SEC:

	Common Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class1
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	73,897,6532	11.49%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	51,995,0013	8.08%
State Street Corporation State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114-2016	40,030,8264	6.22%
1 Percentage calculated using the Company’s outstanding share count as of April 10, 2025.

2
Information based on a Schedule 13G/A filed with the SEC on February 13, 2024. That filing indicates that The Vanguard Group has sole voting power as to none of the shares, shared voting power as to 839,548 shares, sole dispositive power as to 71,114,438 shares, and shared dispositive power as to 2,783,215 shares.

3
Information based on a Schedule 13G/A filed with the SEC on January 25, 2024. That filing indicates that BlackRock, Inc. has sole voting power as to 47,873,893 shares, shared voting power as to none of the shares, sole dispositive power as to 51,995,001 shares, and shared dispositive power as to none of the shares.

4
Information based on a Schedule 13G/A filed with the SEC on January 30, 2024. That filing indicates that State Street Corporation has sole voting power as to none of the shares, shared voting power as to 30,447,212 shares, sole dispositive power as to none of the shares, and shared dispositive power as to 40,006,064 shares.

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Our Stockholders
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont.)

Security Ownership of Management
The following table sets forth as of March 31, 2025, the number and percentage of shares of our common stock beneficially owned by each of our named executive officers, Directors, and Director nominees and by all our executive officers, Directors, and Director nominees as a group. Unless otherwise noted, the persons named below have sole voting and investment power of their respective beneficially owned shares.
	Common Stock
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership1	Percent of Class
Clay M. Gaspar*	880,5042	**
Jeffrey L. Ritenour	465,479	**
Dennis C. Cameron	286,482	**
Tana K. Cashion	125,040	**
John E. Bethancourt*	106,8433	**
Barbara M. Baumann*	88,593	**
Robert A. Mosbacher, Jr.*	83,474	**
Karl F. Kurz*	81,460	**
Kelt Kindick*	74,7884	**
John Krenicki Jr.*	53,696	**
Valerie M. Williams*	39,179	**
Ann G. Fox*	36,388	**
Gennifer F. Kelly*	11,154	**
Michael N. Mears*	11,154	**
Richard E. Muncrief	2,139,1455	**
David G. Harris	314,6096	**
All of our Directors and executive officers as of March 31, 2025, as a group (18 persons)	4,569,1277	**
* Director
** Less than 1%

1
For purposes of this table, shares beneficially owned consist of (i) shares of common stock (including unvested shares of restricted stock granted under the 2017 LTIP and 2022 LTIP with respect to which executive officers and Directors have voting power) and (ii) restricted stock units held subject to the terms of the applicable long-term incentive plan by certain Directors over which such individuals have no voting or investment power, as follows: Ms. Baumann, 6,889; Mr. Bethancourt, 11,233; Ms. Kelly, 4,934; Mr. Kindick, 9,530; Mr. Kurz, 20,613; Mr. Mears, 4,934; and Ms. Williams, 30,585.

2
Includes (i) 186,289 shares held through a trust of which Mr. Gaspar is a beneficiary and (ii) 194,175 shares held through a trust of which Mr. Gaspar’s spouse is the sole trustee and a beneficiary.

3 Includes 941 shares held through a trust in which Mr. Bethancourt shares voting and investment control.
4 Includes 42,590 shares held through a trust of which Mr. Kindick’s spouse is both the sole trustee and the sole beneficiary.

5
Includes 168,408 shares held in a foundation in which Mr. Muncrief shares voting and investment control. In March 2025, Mr. Muncrief retired from the Board and changed roles with the Company from an executive officer to a special advisor, which is a non-executive officer position.

6 Includes 14,717 shares held through trusts in which Mr. Harris shares voting and investment control. In February 2025, Mr. Harris left the Company.

7
Includes 88,718 restricted stock units held by certain Directors subject to the terms of the applicable long-term incentive plan. In addition, this amount includes shares beneficially owned by Mr. Muncrief.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (cont.)

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Devon’s Directors, executive officers, and 10% stockholders file with the SEC reports concerning their ownership, and changes in their ownership, of Devon equity securities. Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, furnished to us during and with respect to our most recently completed fiscal year, and any written representations of reporting persons, we believe the reporting persons timely filed all reports required by Section 16(a) during 2024.
Insider Trading Policy and Hedging and Pledging Guidelines
The Company has adopted an Insider Trading Policy governing the purchase, sale, and other transactions of its securities by its directors, officers, and employees, and the Company itself, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to the Company. Among other things, our Insider Trading Policy prohibits trading while in possession of material nonpublic information (other than pursuant to a qualified Rule 10b5-1 Plan), and provides for certain blackout periods and preclearance procedures for our directors, executive officers, and certain other designated employees, as well as other related policies and procedures.
The Insider Trading Policy also prohibits Devon directors, officers, and employees from trading in Devon securities on a short-term basis, entering short sales, and buying or selling puts, calls, or similar instruments. In addition, the Insider Trading Policy discourages Devon directors, officers, and employees from placing standing or limit orders and prohibits directors and executive officers from pledging or hedging Devon securities, buying Devon securities on margin, or holding Devon securities in a margin account. The hedging prohibition covers any transaction that is designed to hedge or offset any decrease in the market value of Devon securities, including, but not limited to, prepaid variable forward contracts, equity swaps, collars, and exchange funds.
The Company’s Insider Trading Policy is filed as Exhibit 19.1 to the Company’s most recent Annual Report on Form 10-K.

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL
FOR SUPPORT FOR SPECIAL SHAREHOLDER MEETING IMPROVEMENT

The Company has been notified by Mr. John Chevedden that the following proposal is to be presented for consideration at the Annual Meeting. This proposal will be voted on if it is properly presented at the Annual Meeting. The Company will provide to any stockholder, promptly upon receipt of the stockholder’s written or oral request, Mr. Chevedden’s address and the number of shares of the Company’s common stock held by Mr. Chevedden.
The Board of Directors unanimously recommends a vote AGAINST the adoption of this stockholder proposal.
The Company is not responsible for the content of this stockholder proposal, including the supporting statement and the checkmark graphic.
Proposal 4 — Stockholder Proposal for Support for Special Shareholder Meeting Improvement
Shareholders ask our Board of Directors to remove the current shareholder rights provision that considers the voice of certain Devon Energy (DVN) shareholders as non-shareholders. Currently all shares not held for one continuous year are considered non-shareholders if they seek to call for a special shareholder meeting on an important matter.
The current one-year shareholder rights exclusion for all shares held for less than one continuous year makes the current so-called shareholder right to call for a special shareholder meeting useless. There is no point to have useless right on the books of DVN.
The reason to enable all shareholders to call for a special shareholder meeting is to allow one shareholder or a group of shareholders to quickly acquire DVN shares to equal the challenging 25% share ownership requirement ($5 Billion) from all shares outstanding ($20 billion), to call for a special shareholder meeting to incentivize a turnaround of DVN should DVN find itself in a continuing stock price slump.
The best strategies for turning around a company do not necessarily come from a company’s existing shareholders.
DVN stock is in a long-term stock price slump. DVN stock was at $68 in 2014 and in late 2024 it was only at $35.
If DVN continues in its long-term stock price slump, DVN shareholders and potential DVN shareholders will not even consider acquiring more shares in order to call for a special shareholder meeting, if they have to wait one-year for their $5 Billion investment to age to call for a special shareholder meeting. A one-year holding period makes no sense. A slumping stock price demands an immediate response before the window of opportunity passes.
If one shareholder or a group of shareholders can quickly acquire more shares to call for a special shareholder meeting this is an incentive for DVN Directors to avoid a slump in the first place since the continued service of the least qualified DVN Directors could be terminated by a special shareholder meeting. This is a good incentive for the DVN Directors to have for the benefit of all DVN shareholders.
At minimum this proposal alerts shareholders to the severe limitation, to the point of uselessness, baked into the current DVN rules for DVN shareholders to call for a special shareholder meeting.
Please vote yes:
Support for Special Shareholder Meeting Improvement — Proposal 4

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL
FOR SUPPORT FOR SPECIAL SHAREHOLDER MEETING IMPROVEMENT (cont.)

Opposition Statement of the Company:
The Board has carefully reviewed the stockholder proposal and, for the reasons described below, recommends that you vote “AGAINST” it.
The Company’s stockholders already have a right to call a special meeting that strikes an appropriate balance between stockholder rights and protections against potential misuse.
The Company’s Board is committed to having strong corporate governance practices in place to ensure that the Company is responsive to stockholder concerns. Allowing special meetings to be called without the existing one-year holding requirement could result in the right being used by stockholders with short-term outlooks or with a narrow focus that does not advance value for all shareholders. In addition, special meetings demand significant attention from a board and senior management and disrupt normal business operations, which thereby risks injury to the Company if invoked. Preparing for, and holding, a special meeting is also time-consuming and expensive. A company must pay to prepare, print, and distribute disclosure documents to stockholders, solicit proxies, hold the meeting, and tabulate and announce votes, among other things. As a result, the Company believes special meetings should be limited to when there are strategic matters or profound fiduciary concerns.
It is notable that the one-year holding period is aligned with the shortest holding period that applies to stockholders seeking to present a stockholder proposal at a meeting of stockholders under Rule 14a-8 of the Exchange Act. In its adopting release for amendments to those rules in 2020, the SEC recognized that a longer holding period is warranted to demonstrate a sufficient investment interest in a company. The Company’s existing special meeting right guards against short-term mindsets diverting the Company’s focus and helps avoid waste of Company and stockholder resources. This right reflects a balanced approach to enhancing stockholder rights while protecting the interests of all stockholders.
The Company engages with its stockholders and the broader investment community substantively and frequently, including with respect to corporate governance practices
Devon regularly engages with investors and makes forums to do so widely available. In 2024 alone, Devon interacted with investors hundreds of times in meetings and by email and telephone and frequently participated in multi-investor forums and conferences. Management regularly reports to the Board on these interactions. In addition, the Company engaged with numerous stockholders in 2023 in connection with a stockholder proposal at that year’s annual meeting that sought to amend the threshold percentage of shares required to call a special meeting of Devon’s stockholders. The one-year holding period required to a special meeting was not cited by those stockholders as burdensome, and the proposal failed by a significant margin: Only 36% of shares voted in favor of the proposal.
We have established multiple governance mechanisms to ensure meaningful stockholder engagement and participation, as well as to assure accountability of the Board and management to stockholders
In addition to the existing right of stockholders to call a special meeting, the Board has in place robust corporate governance policies that provide stockholders with a means to communicate their priorities to the Board and management. Although the proponent dismisses or ignores these rights, they are meaningful opportunities for stockholders to voice their concerns and to motivate management to engage with stockholders. These rights include:
■
Annual election of all directors;

■
A board comprised of a majority of independent directors (10 of 11 current directors are independent);

■
A majority voting standard for the election of directors in uncontested elections with a director resignation policy;

■
Annual votes on the advisory “say-on-pay” vote on executive compensation;

■
In addition to proxy access, a policy of considering director candidates recommended by stockholders; and

■
No supermajority voting provisions, including with respect to amending the Company’s Bylaws.

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Devon Energy Corporation
AGENDA ITEM 4. STOCKHOLDER PROPOSAL
FOR SUPPORT FOR SPECIAL SHAREHOLDER MEETING IMPROVEMENT (cont.)

We also maintain strong and effective practices that reflect the Company’s ongoing commitment to corporate governance, including:
■
Non-management Chair of the Board, separate from the CEO;

■
Independent committee chairs;

■
Annual Board and committee self-evaluations;

■
Active Board refreshment, with eight new directors joining since 2018;

■
No poison pill;

■
Stock ownership requirements whereby directors must own equal to five times the Director’s annual retainer by the end of a five-year period after election and a holding requirement for those who have yet to meet such requirements; and

■
A Governance, Environmental, and Public Policy Committee that periodically reviews the Company’s corporate governance practices along with best practices followed by other companies to maintain a corporate governance framework for the Company that is effective and functional and that addresses the interests of the Company’s stakeholders.

The Company’s existing governance policies and practices, including the right of the Company’s stockholders to call special meetings, already provide the Company’s stockholders with a significant ability to raise important matters with the Board and senior management and demonstrate the Company’s continuing commitment to effective corporate governance.
The Board believes that this stockholder proposal is not in the best interests of the Company and its stockholders, and for the reasons described above, the Board recommends that stockholders vote against this proposal.
For the foregoing reasons, the Company’s Board of Directors recommends that stockholders vote “AGAINST” the proposal for support for special shareholder meeting improvement

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Our Stockholders
SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals for Inclusion in Our 2026 Proxy Statement
SEC rules permit stockholders to submit proposals to be included in our Proxy Statement if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Securities Exchange Act of 1934. For a stockholder proposal to be considered for inclusion in our Proxy Statement for the 2026 Annual Meeting of Stockholders, the proposal must be received at the address provided below by December 24, 2025.
Director Nominations for Inclusion in Our 2026 Proxy Statement (Proxy Access)
Our proxy-access bylaw permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the voting power of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s Proxy Statement director candidates constituting up to the greater of two individuals or 20% of the Board, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. For the 2026 Annual Meeting of Stockholders, notice of a proxy-access nomination must be received at the address provided below no later than December 24, 2025, and no earlier than November 24, 2025.
Proposals and Nominations to Be Brought before Our 2026 Annual Meeting But Not for Inclusion in Our 2026 Proxy Statement
Our Bylaws permit a stockholder to propose items of business and nominate director candidates that are not intended to be included in our Proxy Statement if the stockholder complies with the procedures set forth in our Bylaws. For the 2026 Annual Meeting of Stockholders, notice of such proposals or nominations must be received at the address provided below no later than March 6, 2026, and no earlier than February 4, 2026.
If the Company moves the 2026 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 4, 2026), the Company must receive notice of such proposals no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Stockholder Proxy Solicitation for Nominees (the SEC’s Universal Proxy Rule)
Any stockholder who intends to solicit proxies in support of any director nominee must comply with the content requirements of Rule 14a-19 under the Securities Exchange Act of 1934 (the SEC’s universal proxy rule) at the time it complies with the earlier of the deadlines in the advance notice provisions of our Bylaws and SEC Rule 14a-19. For the 2026 Annual Meeting of Stockholders, if a stockholder intends to solicit proxies in support of any director nominees submitted under the advance notice provisions of our Bylaws, such stockholder must also provide proper written notice that sets forth all the information required under SEC Rule 14a-19 that must be received at the address provided below no later than March 6, 2026, and no earlier than February 4, 2026.
If the Company moves the 2026 Annual Meeting of Stockholders to a date that is more than 30 days before or after the date which is the one-year anniversary of this year’s Annual Meeting date (i.e., June 4, 2026), the Company must receive notice of such intention to solicit proxies no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 70th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Address for Submission of Notices and Additional Information
All stockholder nominations of individuals for election as directors or proposals of other items of business to be considered by stockholders at the 2026 Annual Meeting of Stockholders (whether or not intended for inclusion in our Proxy Statement) must be submitted in writing to our Corporate Secretary at 333 W. Sheridan Avenue, Oklahoma City, Oklahoma 73102, or by email to CorporateSecretary@dvn.com.
In addition, both the proxy access and the advance notice provisions of our Bylaws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our Bylaws.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

What are the Board of Directors’ voting recommendations?
Proposal		Board Vote Recommendation	Page Reference
Item 1.	Election of Directors The Board is committed to including members with varying perspective, experience, and expertise that align with our business strategy. The Board believes that each of the director nominees named herein has skills and experiences that are highly relevant for an upstream energy company like Devon.	Vote FOR each director nominee	7
Item 2.	Ratify the selection of the independent auditor for 2025 The Audit Committee has appointed KPMG to serve as Devon’s independent registered public accounting firm for 2025 and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of KPMG is in the best interest of the Company and our stockholders.	Vote FOR	30
Item 3.	Approve, in an advisory vote, executive compensation Devon seeks an advisory vote from its stockholders to approve the compensation of the NEOs as disclosed in this Proxy Statement. The Board values the opinions of our stockholders and will take into account the outcome of this advisory vote when considering future executive compensation decisions.	Vote FOR	35
Item 4.	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting The Board believes that the actions requested by the proponent are not in the best interest of our stockholders.	Vote AGAINST	72
Who is entitled to vote?
Stockholders as of the close of business on April 10, 2025 (the Record Date) are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 643,329,223 shares of our common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of Directors.
How do I vote?
You may:
■
Join the Annual Meeting at www.virtualshareholdermeeting.com/DVN2025 by logging in with the control number located on your proxy card or Notice of Internet Availability of Proxy Materials; or

■
Dial the toll-free number 1-800-690-6903 (listed on the proxy card or voting instruction form). Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern time on June 3, 2025; or

■
Go to the website www.proxyvote.com and follow the instructions and confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day and will close at 11:59 p.m. (Eastern time) on June 3, 2025; or

■
If you elected to receive a paper copy of your proxy materials, mark your selections on the proxy card or voting instruction form, date and sign it, and return the card or form in the pre-addressed, postage-paid envelope provided.

Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
SEC rules allow companies to furnish proxy materials over the Internet. Commencing on or about April 23, 2025, we have mailed a Notice of Internet Availability of Proxy Materials to most of our stockholders instead of a paper copy of the proxy

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.
Why did I receive paper copies of proxy materials?
We are providing paper copies of the proxy materials instead of the Notice of Internet Availability of Proxy Materials to certain stockholders, including those who have previously requested to receive them. If you prefer to no longer receive printed proxy materials, you may consent to receive all future proxy materials electronically via email. To sign up for electronic delivery, please follow the instructions provided in your proxy materials. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.
Will each stockholder in our household receive proxy materials?
Generally, no. We try to provide only one set of proxy materials to be delivered to multiple stockholders sharing an address unless you have given us other instructions. Any stockholder at a shared address may request delivery of single or multiple copies of proxy materials for future meetings or an additional copy of the proxy materials for this meeting, which shall be promptly delivered, by contacting Broadridge at 1-866-540-7095 or our Corporate Secretary at the telephone number or address provided below.
How will the Annual Meeting be conducted?
The Annual Meeting will be conducted in a virtual-only format via live audio webcast. The rules of conduct for the Annual Meeting, similar to that used for our in-person meetings, will be available during the Annual Meeting at www.virtualshareholdermeeting.com/DVN2025. We have endeavored to provide stockholders with the same rights and opportunities for participation in the Annual Meeting online as an in-person meeting.
How do I ask questions at the Annual Meeting?
We will hold a live question and answer session during the Annual Meeting. To submit questions, please login as a stockholder at www.virtualshareholdermeeting.com/DVN2025 by entering the 16-digit control number you received with your proxy materials. The website will open at 7:45 a.m. Central Time on June 4, 2025. We plan to answer questions pertinent to the Company and the business of the meeting as time allows during the Annual Meeting. The rules of conduct will contain more information regarding the Q&A at the Annual Meeting.
What if I need help with accessing the Annual Meeting?
The meeting login page will include contact information for technical support. Technical support will be available beginning at 7:45 a.m. Central Time on June 4, 2025, and will remain available until the annual meeting has ended.
Will a transcript or replay of the Annual Meeting be available?
Yes, a replay of the Annual Meeting will be available promptly following the meeting on our Investor Relations website (www.devonenergy.com/investors).
Who will be admitted to the Annual Meeting?
We are holding the Annual Meeting in a virtual-only format via live audio webcast. You will not be able to attend the Annual Meeting in person. Admission to the Annual Meeting will be limited to our stockholders of record, persons holding proxies from our stockholders and beneficial owners of our common stock. You will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials to attend the meeting.
If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual Meeting?
Yes. You will need the control number located on your proxy card or Notice of Internet Availability of Proxy Materials to attend the meeting.
What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone, or Internet), by voting at the Annual Meeting, or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

Who will count the votes?
Broadridge will tabulate the votes.
What constitutes a quorum?
A majority of the voting power of the outstanding shares of our common stock entitled to vote generally in the election of Directors, present at the meeting or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. Broadridge, the Inspector of Election, will treat shares represented by a properly executed proxy as present at the meeting. Abstentions, withheld votes, and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.
How many votes will be required to approve a proposal? How will you treat withheld votes, abstentions, and broker non-votes?
The following table identifies the voting standard and the effect of withheld votes, broker non-votes, and abstentions for each item of business at the Annual Meeting.
Item		Voting Standard	Effect of Withheld Votes, Broker Non-Votes and Abstentions	Board’s Recommendation
1	Election of Directors	Votes cast “for” must exceed the votes cast “withheld” Resignation Policy1 applies if votes cast “withheld” exceed votes cast “for”	Withheld votes will have the effect of a vote “against” Broker non-votes will have no effect	FOR each director nominee nominated herein
2	Ratify the selection of the independent auditor for 2025	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” As a routine matter, broker non-votes are not expected and, therefore, will have no effect	FOR
3	Approve, in an advisory vote, executive compensation	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	FOR
4	Consider and vote upon the stockholder proposal set forth in this Proxy Statement, if properly presented at the Annual Meeting	The affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter	Abstentions will have the effect of a vote “against” Broker non-votes will have no effect	AGAINST

1
The director resignation policy in our Corporate Governance Guidelines and Bylaws provides that any nominee for Director in an uncontested election who fails to receive a greater number of votes cast “for” such nominee’s election than the votes cast “withheld” in such nominee’s election shall tender his or her written offer of resignation to the GEPP Committee of the Board of Directors within 90 days from the date of the election. The GEPP Committee will consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

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Our Stockholders
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING  (cont.)

What happens if I do not give specific voting instructions?
All properly executed proxies, unless revoked as described above, will be voted at the Annual Meeting in accordance with your instructions on your proxy. If a properly executed proxy gives no specific instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.
Can brokers who hold shares in street name vote those shares if they have received no instructions?
Under the rules of the NYSE, brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of the independent auditor. This means that brokers may not vote your shares on any other matter if you have not given instructions as to how to vote. Please be sure to give voting instructions to your broker so that your vote will be counted.
Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers, or employees, none of whom will receive additional compensation for such solicitation. We have retained Alliance Advisors to assist in the solicitation of proxies at an estimated cost of $10,500 plus reasonable expenses. Those holding shares of common stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be included in a Form 8-K that will be filed with the SEC within four business days after the Annual Meeting. You may obtain a copy of the Form 8-K and other reports free of charge at www.devonenergy.com, or by contacting us at (405) 235-3611 or CorporateSecretary@dvn.com, or by accessing the SEC’s website at www.sec.gov.
Will the Company’s independent auditor be available at the Annual Meeting to respond to questions?
Yes. The Audit Committee of the Board of Directors has approved KPMG to serve as our independent auditor for the year ending December 31, 2025. Representatives of KPMG will be present at the virtual Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to stockholder questions.
Where can I contact the Company?
Our contact information is:
Corporate Secretary
Devon Energy Corporation
333 W. Sheridan Avenue
Oklahoma City, Oklahoma 73102
(405) 235-3611

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Our Stockholders
OTHER MATTERS

Our Board of Directors knows of no other matters to come before the meeting other than as set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.
Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.
BY ORDER OF THE BOARD OF DIRECTORS
Christopher J. Kirt Vice President Corporate Governance and Secretary Oklahoma City, Oklahoma April 23, 2025

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Forward-Looking Statements

Information Regarding Forward-Looking Statements
This Proxy Statements includes “forward-looking statements” within the meaning of the federal securities laws. Such statements include those concerning strategic plans, our expectations and objectives for future operations, as well as other future events or conditions, and are often identified by use of the words and phrases “expects,” “believes,” “will,” “would,” “could,” “continue,” “may,” “aims,” “likely to be,” “intends,” “forecasts,” “projections,” “estimates,” “plans,” “expectations,” “targets,” “opportunities,” “potential,” “anticipates,” “outlook” and other similar terminology. All statements, other than statements of historical facts, included in this Proxy Statement that address activities, events or developments that Devon expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Consequently, actual future results could differ materially and adversely from our expectations due to a number of factors, including, but not limited to:
■
the volatility of oil, gas and natural gas liquids prices;

■
uncertainties inherent in estimating oil, gas and natural gas liquids reserves;

■
the extent to which we are successful in acquiring and discovering additional reserves;

■
the uncertainties, costs and risks involved in our operations;

■
risks related to our hedging activities;

■
our limited control over third parties who operate some of our oil and gas properties;

■
midstream capacity constraints and potential interruptions in production, including from limits to the build out of midstream infrastructure;

■
competition for assets, materials, people and capital;

■
regulatory restrictions, compliance costs and other risks relating to governmental regulation, including with respect to federal lands, environmental matters and water disposal;

■
climate change and risks related to regulatory, social and market efforts to address climate change;

■
risks relating to our sustainability initiatives;

■
claims, audits and other proceedings impacting our business, including with respect to historic and legacy operations;

■
governmental interventions in energy markets;

■
counterparty credit risks;

■
risks relating to our indebtedness;

■
cybersecurity risks;

■
the extent to which insurance covers any losses we may experience;

■
risks related to stockholder activism;

■
our ability to successfully complete mergers, acquisitions and divestitures;

■
our ability to pay dividends and make share repurchases; and

■
any of the other risks and uncertainties discussed in Devon’s 2024 Annual Report on Form 10-K (the 2024 Form 10-K) or other SEC filings.

The forward-looking statements included in this Proxy Statement speak only as of the date of this Proxy Statement, represent management’s current reasonable expectations as of the date of this Proxy Statement and are subject to the risks and uncertainties identified above as well as those described in the 2024 Form 10-K and in other documents we file from time to time with the SEC. We cannot guarantee the accuracy of our forward-looking statements, and readers are urged to carefully review and consider the various disclosures made in the 2024 Form 10-K and in other documents we file from time to time with the SEC. All subsequent written and oral forward-looking statements attributable to Devon, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. We do not undertake, and expressly disclaim, any duty to update or revise our forward-looking statements based on new information, future events, or otherwise.

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Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This Proxy Statement includes the non-GAAP financial measures of “Free Cash Flow,” “Total Capital Expenditures,” and “Cash Return on Capital Employed.” These measures were used as components of the Company’s performance scorecard for purposes of determining the performance cash bonuses for 2024. Non-GAAP measures are not alternatives to GAAP measures, and you should not consider non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Set forth below is additional information regarding these measures.
Note that the financial measures considered by the Committee when determining the performance cash bonuses for 2024 were based on the Company’s best reasonable estimates available at the time of the applicable Committee meeting in January 2025. Although the actual results varied from such estimates in certain instances, none of the variances were material in amount or significance.
Free Cash Flow
For purposes of determining the Company’s performance cash bonuses for 2024, Free Cash Flow means total operating cash flow adjusted for balance sheet changes less total Adjusted Capital Expenditures. The Adjusted Capital Expenditure amount represents accrued capital less the Grayson Mill Energy acquisition. A detailed reconciliation of Free Cash Flow is provided below.
(dollar amounts in millions)	2024
Cash flow from operating activities (GAAP)	$6,600
Changes in assets and liabilities, net	217
Cash flow from operating activities before B/S changes (Non-GAAP)	6,817
Capital expenditures (accrued) (GAAP)	(8,919)
Grayson Mill Energy acquisition	5,045
Adjusted capital expenditures (accrued) (Non-GAAP)	(3,874)
Free Cash Flow (Non-GAAP)	$2,943
Total Capital Expenditures
For purposes of determining the Company’s performance cash bonuses for 2024, Total Capital Expenditures means total accrued capital expenditures less accrued acquisition capital, including for the Grayson Mill Energy acquisition. A detailed reconciliation of Total Capital Expenditures is provided below.
(dollar amounts in millions)	2024
Capital expenditures (accrued) (GAAP)	$(8,919)
Acquisition capital	5,288
Total Capital Expenditures (Non-GAAP)	$(3,631)
Cash Return on Capital Employed
We define Cash Return on Capital Employed, or CROCE, as the quotient of an adjusted cash flow metric over the average capital employed. The adjusted cash flow metric is the sum of cash flow from operating activities, adjusted for balance sheet changes, plus after-tax net financing costs. Average capital employed is the average of the capital employed as of the beginning and ending of the relevant period, with capital employed calculated as the sum of short and long-term debt plus stockholders’ equity attributable to Devon less cash and cash equivalents. A detailed calculation of Cash Return on Capital Employed is provided below, which includes reconciliations to the most directly comparable GAAP measures.

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Appendix A
EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES  (cont.)

(dollar amounts in millions)	2024
Cash Return on Capital Employed (CROCE) (Non-GAAP)
Cash flow from operating activities (GAAP)	$6,600
Changes in assets and liabilities, net	217
Cash flow from operating activities before B/S changes (Non-GAAP)	6,817
Net financing costs (GAAP)	363
Noncash net premium and issuance cost amortization	20
Adjusted net financing costs (Non-GAAP)	383
Tax benefit imputed (based on 21%)	(80)
After-tax net financing costs (Non-GAAP)	303
Adjusted cash flow (Non-GAAP)1 – (a)	7,120
Total capitalization – beginning balance:
Short and long-term debt (GAAP)	$6,155
Total stockholders’ equity attributable to Devon (GAAP)	12,061
Cash, cash equivalents and restricted cash (GAAP)	(875)
Total capitalization – beginning balance (Non-GAAP)	17,341
Total capitalization – ending balance:
Short and long-term debt (GAAP)	8,883
Total stockholders’ equity attributable to Devon (GAAP)	14,496
Cash, cash equivalents and restricted cash (GAAP)	(846)
Total capitalization – ending balance (Non-GAAP)	22,533
Average total capitalization (Non-GAAP)2 – (b)	$19,937
CROCE (Non-GAAP) – (a) / (b)	36%
1 Sum of cash flow from operating activities before balance sheet changes, and after-tax net financing costs.
2 Average of the beginning and ending total capitalization balances.

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COMMITMENT RUNS DEEP

devon

NYSE: DVN
www.devonenergy.com

Devon Energy Corporation
333 W. Sheridan Ave.
Oklahoma City, OK 73102-5015
403-235-3611

devon

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

During The Meeting - Go to **www.virtualshareholdermeeting.com/DVN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

V69909-P24714 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

DEVON ENERGY CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) Barbara M. Baumann
02) John E. Bethancourt
03) Ann G. Fox
04) Clay M. Gaspar
05) Gennifer F. Kelly
06) Kelt Kindick
07) Karl F. Kurz
08) Michael N. Mears
09) Robert A. Mosbacher, Jr.
10) Valerie M. Williams

	For	Against	Abstain
2. Ratification of the Selection of KPMG as the Company's Independent Auditor for 2025.	☐	☐	☐

	For	Against	Abstain
3. Advisory Vote to Approve Executive Compensation.	☐	☐	☐

5. OTHER MATTERS

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SCAN TOVIEW MATERIALS & VOTE DEVON ENERGY CORPORATION 333 W. SHERIDAN AVE. OKLAHOMA CITY, OK 73102 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V43841-P04367 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DEVON ENERGY CORPORATION For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote "FOR" the nominees listed in Agenda Item 1. AllAllExcept nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1.Election of DirectorsNominees:01)Barbara M. Baumann02)John E. Bethancourt03)Ann G. Fox04)Gennifer F. Kelly05)Kelt Kindick06)John Krenicki Jr. 07)Karl F. Kurz08)Michael N. Mears09)Robert A. Mosbacher, Jr.10)Richard E. Muncrief11)Valerie M. Williams !!! The Board of Directors recommends a vote "FOR" Agenda Item 2.2.Ratify the Selection of the Company's Independent Auditors for 2025.For!Against!Abstain!The Board of Directors recommends a vote "FOR" Agenda Item 3.ForAgainstAbstain3.Advisory Vote to Approve Executive Compensation.!!!The Board of Directors recommends a vote "AGAINST" Agenda Item 4.ForAgainstAbstain4.Stockholder Proposal for Bylaw Amendment: Stockholder Approval of Director Compensation.!!!5.OTHER MATTERSTHIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.Please sign exactly as your name appears above, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 4, 2025.The following proxy materials are available at www.proxyvote.com:•Notice and 2025 Proxy Statement•2024 Annual Report on Form 10-KV69910-P24714DEVON ENERGY CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned stockholder of Devon Energy Corporation, a Delaware corporation, hereby nominates and appoints Clay M. Gaspar and Christopher J. Kirt, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of common stock of Devon Energy Corporation owned by the undersigned in all matters coming before the Annual Meeting of Stockholders (or any adjournment thereof) of Devon Energy Corporation to be held virtually at www.virtualshareholdermeeting.com/DVN2025, on Wednesday, June 4, 2025 at 8:00 a.m. Central Time. The Board of Directors recommends a vote "FOR" Agenda Items 1, 2 and 3, and "AGAINST" Agenda Item 4 as set forth on the reverse side.WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. BY SIGNING THIS PROXY, THE UNDERSIGNED STOCKHOLDER REVOKES ANY PRIOR PROXIES EXECUTED BY THE UNDERSIGNED.Do not return your Proxy Card if you are voting by telephone or Internet.TO BE SIGNED ON REVERSE SIDE